UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party of other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14s-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
South Plains Financial, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 5, 2023
Dear Fellow Shareholder:
On behalf of the board of directors of South Plains Financial, Inc. (the “Company”), I invite you to attend the 2023 annual meeting of shareholders (the “annual meeting”) to be held solely by means of remote communication on Tuesday, May 16, 2023, at 2:00 p.m., Central Time.
The purposes of the annual meeting are set forth in the accompanying Notice of 2023 Annual Meeting of Shareholders and Proxy Statement.
In accordance with Texas law and the Second Amended and Restated Bylaws of the Company, the Company’s board of directors has decided that the annual meeting will be held solely by means of remote communication. You will not be able to attend the annual meeting in-person.
Shareholders may attend and participate in the annual meeting by means of remote communication by logging onto the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023 with your sixteen-digit control number provided on your proxy card or, if your shares of common stock of the Company are held in “street name,” on your broker’s or intermediary’s voting instruction card. Individuals without a control number may attend the annual meeting as a guest using the link to the virtual meeting platform, but will not have the option to vote. Those planning to participate in the annual meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the annual meeting.
Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Please take a moment to complete, date, sign and return the enclosed proxy card as soon as possible, or use Internet or telephone voting according to the instructions on the proxy card. You may also attend the annual meeting and vote by means of remote communication by logging onto the virtual meeting platform, as discussed above.
We appreciate your continued support of our Company and look forward to seeing you at the annual meeting.

Sincerely,
Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer

5219 City Bank Parkway
Lubbock, Texas 79407
(800) 687-2265
April 5, 2023
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
To the shareholders of South Plains Financial, Inc.:
The 2023 Annual Meeting of Shareholders (the “annual meeting”) of South Plains Financial, Inc. (the “Company”) will be held solely by means of remote communication on Tuesday, May 16, 2023, at 2:00 p.m., Central Time, for the following purposes:
1.
To elect two (2) Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or each until their respective successor or successors are duly elected and qualified or until their earlier resignation or removal from office;

2.	To approve the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan;
3.	To ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.
In accordance with Texas law and the Second Amended and Restated Bylaws of the Company, the Company’s board of directors has decided that the annual meeting will be held solely by means of remote communication. You will not be able to attend the annual meeting in-person.
Shareholders may attend and participate in the annual meeting by means of remote communication by logging onto the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023 with your sixteen-digit control number provided on your proxy card or, if your shares of common stock of the Company are held in “street name,” on your broker’s or intermediary’s voting instruction card. Individuals without a control number may attend the annual meeting as a guest using the link to the virtual meeting platform, but will not have the option to vote. Those planning to participate in the annual meeting should connect to the virtual meeting platform at least 15 minutes prior to the start of the annual meeting.
Only shareholders of record at the close of business on March 21, 2023, the record date, will be entitled to receive notice of and to vote at the annual meeting. For instructions on voting, please refer to the enclosed proxy card or voting information form. A list of shareholders entitled to vote at the annual meeting will be available for inspection by any shareholder at the principal office of the Company during ordinary business hours for a period of ten (10) days prior to the annual meeting. This list also will be available on the virtual meeting platform to shareholders who attend the annual meeting by means of remote communication.
By Order of the Board of Directors,
Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Shareholders To Be Held on May 16, 2023: electronic copies of the Notice of 2023 Annual Meeting of Shareholders, the proxy statement, our 2022 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com and on the SEC Filings page of the Company’s Investor Relations website at https://www.spfi.bank/financials-filings/sec-filings.
Your Vote is Important
A proxy card is included with this proxy statement. Whether or not you plan to attend the annual meeting by means of remote communication, please vote by completing, signing and dating the proxy card and promptly mailing it or via the Internet pursuant to the instructions provided on the enclosed proxy card. You may revoke your proxy card in the manner described in the proxy statement at any time before it is exercised. See “About the Annual Meeting” for more information on how to vote your shares or revoke your proxy.

5219 City Bank Parkway
Lubbock, Texas 79407
(800) 687-2265
PROXY STATEMENT FOR
2023 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 16, 2023
Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “our company,” the “Company” or “South Plains” refer to South Plains Financial, Inc., a Texas corporation, and its consolidated subsidiaries; references to “the Bank” or “our Bank” refer to City Bank, a wholly-owned subsidiary of the Company. In addition, unless the context otherwise requires, references to “shareholders” are to the holders of outstanding shares of our common stock, par value $1.00 per share (the “common stock”).
This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of the Company (the “board of directors” or the “board”) for use at the 2023 annual meeting of shareholders of the Company to be held solely by means of remote communication on Tuesday, May 16, 2023 at 2:00 p.m., Central Time, and any adjournment(s) or postponement(s) thereof (the “annual meeting”) for the purposes set forth in this proxy statement and the accompanying notice of the annual meeting. This proxy statement, the notice of the annual meeting, the 2022 annual report to shareholders, the annual report on Form 10-K for the year ended December 31, 2022, and the enclosed proxy card (collectively, the “proxy materials”) are first being sent to shareholders on or about April 8, 2023. You should read the entire proxy statement carefully before voting.
Important Notice Regarding Internet Availability of Proxy Materials for the 2023 Annual Meeting
Pursuant to the rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials both by sending you a full set of proxy materials and making copies of these materials available on the Internet on the SEC Filings page of the Company’s Investor Relations website, available at https://www.spfi.bank/financials-filings/sec-filings. Additionally, you may access the Company’s proxy materials at www.proxyvote.com. Shareholders are encouraged to access and review the proxy materials before voting. The website www.proxyvote.com will also have directions to attend the annual meeting and vote by means of remote communication.
SPECIAL NOTE REGARDING ATTENDANCE AND PARTICIPATION
BY MEANS OF REMOTE COMMUNICATION
We are holding the annual meeting solely by means of remote communication, in accordance with Texas law and the Second Amended and Restated Bylaws of the Company (the “bylaws”). Instructions for attending and participating in the annual meeting by means of remote communication are provided below.
Shareholders may only attend and participate in the annual meeting by means of remote communication. Shareholders will not be able to attend the annual meeting physically.
Attendance and Participation
Shareholders of record as of the close of business on March 21, 2023, the record date for the annual meeting, may attend and participate in the annual meeting by means of remote communication by logging onto the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023 with your sixteen-digit control number provided on your proxy card or, if your shares of common stock of the Company are held in “street name,” on your broker’s or intermediary’s voting instruction card. Individuals without a control number may attend the annual meeting as a guest using the link to the virtual meeting platform, but will not have the option to vote. Those planning to attend and participate in the annual meeting by means of remote communication should connect to the virtual meeting platform at least 15 minutes prior to the start of the annual meeting.

Voting
Shareholders will have the opportunity to vote their shares during the annual meeting if attending and participating by means of remote communication. Whether or not you plan to attend the annual meeting, the Company encourages eligible shareholders to vote on the proposals prior to the annual meeting using the instructions provided in this proxy statement. The proxy card included with this proxy statement should continue to be used to vote shares in connection with the annual meeting.
Questions
You will be permitted to submit written questions at the annual meeting just as if you were attending a physical meeting. You may submit written questions during the annual meeting by logging onto the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023 with your sixteen-digit control number provided on your proxy card and typing your question in the “Ask a Question” box. You must log into the virtual meeting platform with your sixteen-digit control number in order to attend and participate and ask questions during the annual meeting. Each shareholder will be limited to no more than one question. We will try to answer all questions pertinent to the business of the annual meeting, subject to time constraints. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Also, we reserve the right to edit inappropriate language and to exclude questions that are personal matters, not pertinent to annual meeting matters, do not comply with the annual meeting rules of conduct or otherwise are inappropriate.
Additional information regarding the rules of conduct and other materials for the annual meeting will be made available during the annual meeting on the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023. Please read the remainder of this proxy statement for additional information about the annual meeting.
Shareholder List
The list of our shareholders entitled to vote at the annual meeting will be available for inspection by our shareholders at the principal office of the Company during ordinary business hours for a period of ten (10) days prior to the annual meeting. This list also will be available during the annual meeting at www.virtualshareholdermeeting.com/SPFI2023.
Technical Difficulties
Technical support for accessing the annual meeting through the virtual meeting platform will be available at www.virtualshareholdermeeting.com/SPFI2023 beginning at 1:45 p.m., Central Time, on Tuesday, May 16, 2023 through the conclusion of the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

ABOUT THE ANNUAL MEETING
When and where will the annual meeting be held?
The annual meeting is scheduled to take place at 2:00 pm Central Time, on May 16, 2023. We are holding the annual meeting solely by means of remote communication, in accordance with Texas law and the Company’s bylaws. You will not be able to attend the annual meeting in-person.
How can I attend and participate in the virtual annual meeting?
To attend and participate in the annual meeting, go to www.virtualshareholdermeeting.com/SPFI2023 on the day of the annual meeting and enter your unique sixteen-digit control number which is printed on the proxy card you received with your copy of this proxy statement or, if you are the beneficial owner of shares held in “street name,” on the voting instruction form you received from your bank, broker or other nominee that is the record holder of your shares. The sixteen-digit control number appears on the portion of your proxy card or voting instruction form that you retain.
The annual meeting will begin at 2:00 p.m., Central Time, on May 16, 2023. However, you may begin to log in to the virtual meeting platform at 1:45 p.m. and we encourage you to do so. The virtual meeting platform will be supported across most Internet browsers and devices (including desktop and laptop computers, tablets and smart phones) running updated versions of applicable software and plugins.
What can I do if I no longer have my control number to access the virtual meeting platform?
If you are a record holder of shares and wish to attend and participate in the annual meeting but you no longer have your sixteen-digit control number provided on your proxy card, you may obtain your control number by accessing shareholder@broadridge.com or by calling Broadridge Corporate Issuer Solutions at 1-877-830-4936 for assistance. If you are a beneficial holder of shares held in street name and no longer have the control number printed on your voting instruction form, you should call your broker or other nominee.
Will there be help available if I have trouble logging in to the virtual meeting platform?
Yes. Technical support for accessing the annual meeting through the virtual meeting platform will be available at www.virtualshareholdermeeting.com/SPFI2022 beginning at 1:45 p.m., Central Time, on Tuesday, May 16, 2023 through the conclusion of the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Will I be able to ask questions during the virtual annual meeting?
Yes. You may submit a written question during the annual meeting by logging onto the virtual meeting platform at www.virtualshareholdermeeting.com/SPFI2023 with your sixteen-digit control number provided on your proxy card and typing your question in the “Ask a Question” box. You must log into the virtual meeting platform with you sixteen-digit control number in order to ask questions during the annual meeting. Each shareholder will be limited to no more than one question. We will try to answer all questions pertinent to the business of the annual meeting, subject to time constraints. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Also, we reserve the right to edit inappropriate language and to exclude questions that are personal matters, not pertinent to annual meeting matters, do not comply with the annual meeting rules of conduct or otherwise are inappropriate.
What is the purpose of the annual meeting?
At the 2023 annual meeting of shareholders, shareholders will act upon the matters outlined in the notice, including the following:
1.
To elect two (2) Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office;

2.	To approve the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan;

3.	To ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.
Who are the nominees for directors?
The following two (2) persons have been nominated for election as Class I directors of the Company to serve until the Company’s 2026 annual meeting of shareholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office:
•	Richard D. Campbell
•	LaDana R. Washburn
Who is entitled to vote at the annual meeting?
The holders of record of the Company’s outstanding common stock as of the close of business on March 21, 2023, which is the date that the board has fixed as the record date for the annual meeting (the “record date”), are entitled to vote at the annual meeting. Each holder of record of the Company’s outstanding common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting. The Company had 17,054,768 shares of outstanding common stock on the record date.
A list of our shareholders entitled to vote at the annual meeting will be available for inspection by our shareholders at the principal office of the Company during ordinary business hours for a period of ten (10) days prior to the annual meeting. This list also will be available on the virtual meeting platform during the annual meeting.
How do I vote?
You may vote your shares of common stock either by means of remote communication or by proxy. The process for voting your shares depends on how your shares are held as described below. If you are a record holder on the record date for the annual meeting, you may vote by proxy or you may attend the annual meeting and vote by means of remote communication. If you are a record holder and want to vote your shares by proxy, you may vote using any of the following methods:
•
indicate on the proxy card applicable to your common stock how you want to vote and sign, date and mail your proxy card in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the annual meeting;

•	go to the website www.proxyvote.com and follow the instructions for Internet voting on that website; or
•	vote over the telephone by following the instructions in the proxy card.
The Company must receive your vote no later than the time the polls close for voting at the annual meeting for your vote to be counted at the annual meeting. Please note that Internet and telephone voting will close at 11:59 pm, Eastern Time on May 15, 2023.
Voting your shares by proxy will enable your shares of common stock to be represented and voted at the annual meeting if you do not attend the annual meeting and vote your shares by means of remote communication. By following the voting instructions in the materials you receive, you will direct the designated persons (known as “proxies”) to vote your common stock at the annual meeting in accordance with your instructions. The board has appointed Curtis C. Griffith and Cory T. Newsom to serve as the proxies for the annual meeting. If you vote by Internet or telephone, you do not have to return your proxy or voting instruction card. Please note, no proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy.
If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your broker’s or intermediary’s voting instruction card.
To vote the shares that you hold in “street name” by means of remote communication at the annual meeting, you must provide to the Company in advance of the annual meeting a legal proxy from your broker, bank or other nominee, (1) confirming that you were the beneficial owner of those shares as of the close of business on the record date, (2) stating the number of shares of which you were the beneficial owner that were held for your benefit at that time by that broker, bank or other nominee, and (3) appointing you as the record holder’s proxy to vote the shares covered by that proxy at the annual meeting. If you fail to provide the Company a nominee-issued proxy prior to the annual meeting, you will not be able to vote your nominee-held shares by means of remote communication at the annual meeting.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, the Company’s stock transfer agent, you are considered the “shareholder of record” with respect to those shares.
If your shares are held in a brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” This proxy statement and the proxy card or voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following its instructions for voting.
What constitutes a quorum for the annual meeting?
A quorum will be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all of the issued and outstanding shares entitled to vote at the meeting are present by means of remote communication or represented by proxy at the annual meeting. Each record holder of shares of common stock is entitled to one vote for each share of common stock registered, on the record date, in such holder’s name on the books of the Company on all matters to be acted upon at the annual meeting. The Company’s certificate of formation prohibits cumulative voting. Attendance and participation by shareholders via remote communication constitutes presence for the determination of a quorum for the annual meeting. Broker non-votes and abstentions will be counted for purposes of determining the presence or absence of a quorum.
What is a broker non-vote?
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm (Proposal 3). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to the election of directors to the board (Proposal 1) or the approval of the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan (Proposal 2).
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
What are the board’s recommendations on how I should vote my shares?
The board recommends that you vote your shares as follows:
Proposal 1—
FOR the election of the two (2) nominees for Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office;

Proposal 2—	FOR the approval of the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan; and
Proposal 3—	FOR the ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

How will my shares be voted if I return a signed and dated proxy card, but don’t specify how my shares will be voted?
If you are a record holder of common stock as of the record date and return a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:
Proposal 1—
FOR the election of the two (2) nominees for Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office;

Proposal 2—	FOR the approval of the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan; and
Proposal 3—	FOR the ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares, except that such nominee will have discretion to vote on the ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 (Proposal 3).
What are my choices when voting?
With respect to the election of the two (2) nominees for Class I directors (Proposal 1), you may vote for, against or abstain from any one or all of the director nominees. With respect to the proposal to approve the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan (Proposal 2), you may vote for the proposal, against the proposal or abstain from voting on the proposal. With respect to the proposal to ratify the appointment of FORVIS, LLP (Proposal 3), you may vote for the proposal, against the proposal or abstain from voting on the proposal.
May I change my vote after I have submitted my proxy card?
Yes, if you are a record holder of common stock as of the record date, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the annual meeting by:
•
delivering to the Company prior to the annual meeting a written notice of revocation addressed to: South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79407, Attn: Corporate Secretary;

•
completing, signing and returning a new proxy card with a later date than your original proxy card, prior to such time that the proxy card for any such holder of common stock must be received, and any earlier proxy will be revoked automatically;

•	logging onto the Internet website specified on your proxy card in the same manner you would to submit your proxy electronically and following the instructions indicated on the proxy card; or
•
attending the annual meeting and voting by means of remote communication, and any earlier proxy will be revoked. However, attending the annual meeting without voting by means of remote communication will not revoke your proxy.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.
What percentage of the vote is required to approve each proposal?
Assuming the presence of a quorum, the election of the two (2) nominees for Class I directors to serve on the Company’s board of directors until the Company’s 2026 annual meeting of shareholders or until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office (Proposal 1) will require the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors and represented by means of remote communication or by proxy at the annual meeting.

Assuming the presence of a quorum, the approval of the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan (Proposal 2) will require the affirmative vote of the majority of the shares entitled to vote and represented by means of remote communication or by proxy at the annual meeting.
Assuming the presence of a quorum, the ratification of the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 (Proposal 3) will require the affirmative vote of the majority of the shares entitled to vote and represented by means of remote communication or by proxy at the annual meeting.
How are broker non-votes and abstentions treated?
Broker non-votes, as long as there is one routine matter to be voted on at the meeting, such as the ratification of appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 3), and abstentions are counted for purposes of determining the presence or absence of a quorum. A broker non-vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees (Proposal 1), while abstentions with respect to one or more nominees for director will have the same effect as a vote against such nominee or nominees. Similarly, a broker non-vote with respect to the South Plains Financial, Inc. 2023 Employee Stock Purchase Plan will not have the effect as a vote against such proposal (Proposal 2), while abstentions with respect to such Proposal 2 will have the same effect as a vote against Proposal 2. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with the proposal to ratify the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 3). Abstentions with respect to ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 3) will have the effect of a vote against the proposal to ratify.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
The board is asking for your proxy, and we will pay all of the costs of soliciting shareholder proxies. In addition to the solicitation of proxies via mail, our officers, directors and employees may solicit proxies personally or by other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of common stock.
Are there any other matters to be acted upon at the annual meeting?
Management does not intend to present any business at the annual meeting for a vote other than the matters set forth in the notice of the annual meeting, and management has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter properly presented at the annual meeting. If other matters requiring a vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
Where can I find voting results?
The Company will publish the voting results in a current report on Form 8-K, which will be filed with the SEC within four (4) business days following the date of the annual meeting, or any adjournment(s) or postponement(s) thereof.
How can I communicate with the board?
To communicate with the board, shareholders should submit their comments by sending written correspondence via mail or courier to South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79407, Attn: Corporate Secretary; or via email at investors@city.bank. Shareholder communications will be sent directly to the specific director or directors of the Company indicated in the communication or to all members of the board if not specified.

PROPOSAL 1. ELECTION OF DIRECTORS
Number of Directors; Term of Office
Our board currently consists of six (6) directors. Pursuant to our amended and restated certificate of formation, our board is divided into three (3) classes, which results in a “staggered” board. Directors stand for election for a term expiring at the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected, or until each person’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal from office. The term of the current Class I directors of the Company will expire at this year’s annual meeting.
If elected, the below-listed Class I nominees will serve for a term commencing on the date of the annual meeting and continuing until the 2026 annual meeting of shareholders of the Company or until each person’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal from office. One of the nominees, Mr. Richard D. Campbell, is currently serving as a Class I director of the Company. The other nominee, Ms. LaDana R. Washburn, is being nominated to serve as a Class I director of the Company for the first time.
The board of directors did not nominate Ms. Cynthia B. Keith to stand for re-election as a Class I director when her current term expires at the annual meeting due to personal family health concerns. We are grateful to have benefitted from her expertise and business insights. The decision not to nominate the Ms. Keith for re-election was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Nominees for Election as Class I Directors
The following table sets forth the name, age as of December 31, 2022, and positions with the Company for each nominee for election as a Class I director of the Company:
Name of Nominee	Age	Position	Director Since
Richard D. Campbell	65	Director	2011
LaDana R. Washburn	54	Advisory Director	N/A
Richard “Danny” Campbell. Mr. Campbell serves as the Lead Independent Director on the board of directors of the Company and has served on the board of directors of each of the Company and the Bank since 2011. He currently serves as Co-Manager of Henry Resources LLC, President and Chief Executive Officer of Henry TAW LP and as a member of the board of directors and head of the investment team of The Henry Companies Control Trust, part of the Henry family office. He is the former President of Henry Resources LLC, an oil and gas company, Vice President and Chief Investment Officer to the Henry family and Vice President of Business Development for Henry Resources. Mr. Campbell joined Henry Resources in May 2007 after 26 years of oil and gas and banking experience. He served as Executive Vice President and as a member of the board of directors of Community National Bank in Midland, Texas, from 2002 until 2007. He brings energy lending oversight and energy advisor experience to the Company from his role as Executive Vice President at Chase Bank in the Permian Basin from 1998 to 2000. In addition to many community service organizations, he has served as a trustee of Wayland Baptist University and on the board of directors for each of the Permian Basin Petroleum Association, Midland Petroleum Club and the Mabee Foundation. He obtained a degree in petroleum engineering from Louisiana State University in 1980. Mr. Campbell’s extensive experience in the energy lending and banking industries qualify him to serve on our board. Henry TAW’s investment in 2011 provided for the appointment of one board member. Richard Campbell was chosen as the appointed board member. All of the shares of the Company owned by Henry TAW LP and James C. Henry are subject to a voting agreement and irrevocable proxy pursuant to which Mr. Campbell exercises voting authority.
LaDana R. Washburn. Ms. Washburn enjoyed a 26 year career with EY, serving as lead audit partner for public and private companies of varying size, primarily within the financial services industry including commercial and community banking. Ms. Washburn assisted numerous clients in mergers and acquisitions and capital raising initiatives, providing advice to support private companies transitioning to public. Ms. Washburn spent four years within EY’s Professional Practice Quality and Regulatory Matters national assurance practice where she provided oversight of inspections of public and private clients of varying size within banking and capital markets as well as other industries. She was also selected to coach and provide ongoing training to audit professionals in EY’s Latin America Chile banking practice, focusing on risk and audit. Ms. Washburn earned a Bachelor of Business Administration degree in finance and a Master of Professional Accounting degree from the University of Texas at

Arlington in 1991 and 1993, respectively. She is a Certified Public Accountant and member of the AICPA. Ms. Washburn has served as a member of the board of directors and treasurer for the National Charity League, DFW Metroport Chapter and as an advisory board member for the University of Texas at Arlington Accounting Advisory Board. Ms. Washburn brings to our board extensive financial and accounting knowledge and experience as well as broad experience with SEC reporting and governance matters.
Election Procedures
Assuming the presence of a quorum at the annual meeting, the election of directors will require the affirmative vote of the holders of a majority of the shares entitled to vote in the election of directors and represented by means of remote communication or by proxy. This means that the two (2) Class I director nominees who receive a majority of affirmative votes for their election at this year’s annual meeting will be elected.
Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, completed proxy cards that do not specify how shares should be voted with respect to the election of directors will be voted FOR the election of each Class I nominee listed above.
If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Company’s board of directors. Alternatively, in lieu of designating a substitute, the Company’s board of directors may reduce the number of directors of the Company. The board has no reason to believe that any of the Class I nominees listed above will be unavailable to serve as a director. All of the Class I nominees listed above have consented to being named herein and to serve if elected.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF
THE TWO (2) CLASS I NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD.

PROPOSAL 2. APPROVAL OF THE SOUTH PLAINS FINANCIAL, INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
The South Plains Financial, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”) was adopted by the Company’s board of directors on March 22, 2023, subject to approval by the Company’s shareholders at the annual meeting. The board believes that approval of the ESPP is in the best interests of the Company and our shareholders. The ESPP will help give the Company the ongoing ability to attract, retain and award employees necessary for the Company’s continued success by enabling eligible employees to acquire a stock ownership interest in the Company by purchasing shares of the Company’s common stock through payroll deductions.
Description of the ESPP
The following is a description of the ESPP. This description is qualified in its entirety by the full text of the ESPP attached to this proxy statement as Appendix A, which is incorporated herein by reference. Please refer to Appendix A for a more complete description of the terms of the ESPP.
Purpose
The purpose of the ESPP is to assist eligible employees of the Company and its subsidiaries to acquire a stock ownership interest in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutual interest between employees and the Company’s shareholders with a means to purchase shares of the Company’s common stock through payroll deductions.
Administration
The ESPP will be administered by the Compensation Committee of the Board (the “Administrator”). Subject to the terms of the ESPP, the Administrator has the power to construe and interpret the ESPP and rights granted under it and to establish, amend and evoke rules and regulations for administering the ESPP. The Administrator may delegate routine day-to-day administration of the ESPP to such officers and employees of the Company as the Administrator deems appropriate. The Administrator’s interpretation of the ESPP, any options granted pursuant to the ESPP, and all decisions and determinations by the Administrator with respect to the ESPP are final, binding, and conclusive on all parties.
Authorized Shares
The maximum number of shares of the Company’s common stock that may be issued pursuant to rights granted under the ESPP is 1,000,000 shares, subject to adjustment upon changes in the capitalization of the Company in accordance with the terms of the ESPP. Shares of the Company’s common stock distributed under the ESPP may consist, in whole or in part, of treasury shares held by the Company, authorized, but unissued shares or shares purchased in the open market.
Adjustments
In the event of certain changes in the capitalization of the Company, such as a stock dividend or by reason of subdivision, stock split, reverse stock split, combination or exchange of shares, recapitalization, reorganization, reclassification of shares or any other similar corporate event affecting the Company’s common stock, the Board will make appropriate adjustments to the number of shares of the Company’s common stock available for purchase under the ESPP and the purchase price of shares offered under the ESPP, and may make such other adjustments as it sees appropriate in its discretion.
Effective Date, Amendment and Termination
The ESPP was approved by the Company’s board of directors on March 22, 2023, subject to approval at the annual meeting or at any other time within twelve (12) months after the date of approval by the board. If our shareholders do not approve the ESPP within this time period, then the current Offering Period (as described below) will terminate and all amounts accumulated in participant accounts will be refunded to participants, without interest. The Administrator or the Company’s board of directors may, in its sole discretion, amend, suspend or terminate the ESPP at any time and for any reason; provided, however, that if stockholder approval is required pursuant to the

Internal Revenue Code (the “Code”), United States federal securities laws or regulations, or the rules or regulations of NASDAQ (or any other securities exchange on which the Company’s common stock is listed or traded), then no such amendment shall be effective unless approved by the Company’s shareholders within such time period and manner as may be required.
Eligibility
All employees of the Company and its subsidiaries that have been designated by the Company’s board of directors to participate in the ESPP (a “Designated Subsidiary”) will be eligible to participate in the ESPP, with the exception of employees who are customarily employed by the Company or a Designated Subsidiary for twenty hours or fewer per week or are customarily employed for not more than five months in any calendar year. An employee will not be entitled to participate in the ESPP if, immediately after the grant of an option under the ESPP, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee may acquire rights to purchase common stock under the ESPP at a rate that exceeds $25,000 of fair market value of such common stock when aggregated with his or her rights to purchase common stock under all other employee stock purchase plans of the Company or a Designated Subsidiary for any calendar year in which the right is outstanding at any time, to be determined in the manner provided by the applicable provisions of the Code. As of April 1, 2023, approximately 642 employees of the Company and its Designated Subsidiaries were eligible to participate in the ESPP.
Offering Periods
The Administrator will specify the duration of each Offering Period, provided that no Offering Period may exceed 27 months. Initially, the Offering Periods are expected to be six-month periods, beginning on January 1st and July 1st of each year, with the initial Offering Period beginning on July 1, 2023.
Participation
Eligible employees may elect to participate in the ESPP by completing an online enrollment form with the Company’s designated ESPP broker or such other enrollment procedures that the Administrator may establish in its sole discretion. In the enrollment form, each participant will elect to contribute a whole percentage of his or her after-tax “compensation” (as defined below) through payroll deductions of no less than 1% and no more than 10% or such greater amount as may be approved by the Administrator. The enrollment form will be effective for the first Offering Period following completion of the enrollment process.
Eligible Compensation
For purposes of payroll deduction, compensation under the ESPP means cash compensation a participant receives for services rendered to the Company or any Designated Subsidiary, including hourly wages, salary, overtime pay, variable pay, sales commissions, bereavement pay, payments for jury duty service, sick pay and vacation pay, referral pay, retroactive pay, training pay and other amounts paid in cash to a participant through the Company’s or any Designated Subsidiary’s payroll system, before any salary deferral contributions made by the participant to any tax-qualified or nonqualified deferred compensation plan. Compensation does not include any other forms of compensation not specified in the ESPP, such as deferred compensation or any benefit plan, welfare or retirement plan, incentive bonus compensation (other than sales commissions), bonuses or other similar compensation paid on a discretionary basis, income related to equity awards, expense reimbursements for relocation and tuition expenses, fringe benefits, employee discounts and other forms of imputed income.
Participant Accounts
The Company will hold a participant’s payroll deductions in a brokerage account until the contributions are used to purchase shares of Company’s common stock in accordance with the terms of the ESPP.
Purchase of Common Stock
On the last trading day of an Offering Period (the “Purchase Date”), the balance of each participant’s account will be used to purchase full shares of the Company’s common stock, subject to a limit of 1,200 shares per participant in any single Offering Period. The purchase price of each share of stock will be the lesser of 85% of the closing price on NASDAQ on (i) the first trading day of the Offering Period and (ii) the last trading day of the Offering Period or such greater percentage designated by the Administrator. Any amounts attributable to any fractional share that was not purchased on the Purchase Date shall be carried over to the next Offering Period unless the Participant has elected to withdraw from the ESPP.
Transferability
No payroll deductions credited to a participant, nor any rights with respect to the exercise of an option or any rights to receive shares of the Company’s common stock may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or pursuant to a designation of beneficiary in the event of Participant’s death) by the Participant. During a participant’s lifetime, the participant’s option is exercisable only by the participant.
Changes in Contributions and Withdrawal
No change in contributions other than complete discontinuance can be made during an Offering Period, and, specifically, once an Offering Period has commenced, a participant may not alter the rate of his or her contribution for such offering.
A participant may withdraw all, but not less than all, of the contributions credited to such participant’s account and not yet used to exercise such participant’s option under the ESPP at any time by completing the appropriate online withdrawal process through the Company’s designated ESPP broker or contacting the Company. Upon receipt of such notice, contributions on behalf of the participant shall be discontinued and no payroll deductions will be made during a succeeding Offering Period, unless the participant re-enrolls. All of the participant’s contributions credited to such participant’s account during the Offering Period shall be paid to such participant, without interest, as soon as reasonably practicable. A participant’s withdrawal from an Offering Period shall not have any effect upon eligibility to participate in subsequent Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.
Termination of Employment
If the employment of a participant terminates prior to the last trading day of a particular Offering Period for any reason, including retirement, death or failure of a participant to remain an eligible employee of the Company or of a Designated Subsidiary, participation in the ESPP immediately and without any act on the part of the Participant shall terminate. Following the participant’s termination of employment as described above, the Company will refund to the participant or, in the case of the death of the participant, the person or persons entitled thereto, any unused contributions credited to the participant’s account during the Offering Period, without interest, and thereupon the participant’s option shall terminate.
NEW PLAN BENEFITS
The amounts of future purchases under the ESPP are not determinable because participation is voluntary, ESPP contributions are discretionary, and benefits are based on future prices of the Company’s common stock.
FEDERAL TAX CONSEQUENCES
The following provides a general summary of certain U.S. federal income tax consequences to participants and the Company with respect to shares purchased under the ESPP, based upon laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular participant under the ESPP. The income tax consequences under applicable state and local tax laws may not be the same as under U.S. federal income tax laws.
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the ESPP either at the time of enrollment or at any purchase date within an Offering Period.
If the participant disposes of shares purchased under the ESPP more than two years from the applicable grant date (i.e., the first business day of the Offering Period), or more than one year from the applicable purchase date if later, the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the purchase price and (ii) assuming that the Administrator has not determined a different purchase price for shares purchased under the ESPP, 15% of the fair market value of the shares on the grant date (i.e., the first business day of the Offering Period). Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. The Company is not entitled to take any deduction in the circumstances indicated above.
If the participant disposes of shares purchased under the ESPP within two years after the grant date or one year after the purchase date if later, the participant will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction equal to the amount the employee is required to report as ordinary income.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE SOUTH PLAINS FINANCIAL, INC. 2023 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to the recommendation of the audit committee of the board of directors (the “Audit Committee”), the board has appointed FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. The board is seeking ratification of the appointment of FORVIS, LLP for the 2023 fiscal year. Shareholder ratification of the selection of FORVIS, LLP as our independent registered public accounting firm for the 2023 fiscal year is not required by our governing documents, state law or otherwise. However, the board is submitting the selection of FORVIS, LLP to our shareholders for ratification as a matter of good corporate governance. If the shareholders fail to ratify the selection, the Audit Committee may consider this information when determining whether to retain FORVIS, LLP for future services. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if it is determined that such a change would be in the best interests of the Company.
At the annual meeting, shareholders will be asked to consider and act upon a proposal to ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. Assuming a quorum is present, the ratification of such appointment will require the affirmative vote of the majority of the shares entitled to vote and represented by means of remote communication or by proxy. Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, completed proxy cards that do not specify how shares should be voted with respect to the ratification of the appointment of FORVIS, LLP will be voted FOR the ratification.
Representatives of FORVIS, LLP are expected to be in attendance at the annual meeting, will be afforded the opportunity to make a statement, and will be available to respond to appropriate questions.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF
FORVIS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE YEAR ENDING DECEMBER 31, 2023.

CORPORATE GOVERNANCE
Board Meetings
Our board met fifteen (15) times during the 2022 fiscal year (including regularly scheduled and special meetings). During the 2022 fiscal year, each director participated in at least 75% or more of the aggregate of (i) the total number of meetings of the board (held during the period for which he or she was a director) and (ii) the total number of meetings of all committees of the board on which he or she served (during the period that he or she served).
Director Attendance at Annual Meeting
While the Company does not have a formal policy requiring the directors’ attendance, the board encourages all directors to attend the annual meeting of shareholders. All of our directors attended the 2022 annual meeting of shareholders.
Shareholder Communications:
Shareholders who wish to communicate directly with the board may do so by writing to South Plains Financial, Inc. Board of Directors, Corporate Secretary, South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79407. Shareholders may also communicate directly with individual directors by addressing their correspondence accordingly.
Board Composition
The size of our board is currently set at six members and the board is divided into three classes. In accordance with the Company’s bylaws, the size of the board is fixed as determined from time to time by resolution of the board. The members of each class are elected for a term of office to expire at the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected. Any director vacancies may be filled only by the board, even if the remaining directors constitute less than a quorum of the full board; provided, however, that the board may not fill more than two (2) such vacancies resulting from an increase in the number of directors, and, further, that any vacancy in the board resulting from the removal of a director by the shareholders shall be filled only by the shareholders entitled to vote at an annual meeting or a special meeting called for that purpose. In accordance with the Company’s bylaws, a director appointed to fill a vacancy will be appointed to serve until such director’s successor shall have been duly elected and qualified.
As of the date of this proxy statement, our board has six members, divided into three classes, Class I, Class II and Class III as follows:
•	The Class I directors are Richard D. Campbell and Cynthia B. Keith, and their term will expire at the annual meeting of shareholders to be held in 2023;
•	The Class II directors are Cory T. Newsom and Noe G. Valles, and their term will expire at the annual meeting of shareholders to be held in 2024; and
•	The Class III directors are Curtis C. Griffith and Kyle R. Wargo, and their term will expire at the annual meeting of shareholders to be held in 2025.
As discussed in greater detail below, the board has affirmatively determined that each of Richard D. Campbell, Cynthia B. Keith, Noe G. Valles, and Kyle R. Wargo is an independent director, as defined under the applicable rules, and that director nominee, LaDana R. Washburn, will qualify as an independent director upon election to the board. The board determined that each of Curtis C. Griffith and Cory T. Newsom do not qualify as an independent director because each is an executive officer of the Company.

The table below provides information about the directors. The board is divided into three classes, the terms of which expire at our annual shareholders’ meetings in 2023, 2024, and 2025. Ages are as of December 31, 2022.
Name	Age	Position with the Company	Position with the Bank	Company Director Since	Company Director Until / Class
Curtis C. Griffith	70	Chairman of the Board; Chief Executive Officer	Chairman of the Board	1993	2025 / III
Cory T. Newsom	55	Director; President	Director; President; Chief Executive Officer	2008	2024 / II
Richard D. Campbell	65	Director	Director	2011	2023 / I
Cynthia B. Keith	65	Director	Director	2019	2023 / I
Noe G. Valles	56	Director	Director	2019	2024 / II
Kyle R. Wargo	62	Director	Director	2016	2025 / III
The following is a brief discussion of the business and banking background and experience of our directors.
Employee Directors
Curtis C. Griffith – Chairman and Chief Executive Officer. Mr. Griffith has been with the Company since its inception and has worked with the Bank and its predecessor institutions since 1972. Mr. Griffith became our Chairman and Chief Executive Officer in 1993. In 1972, he was elected to the board of directors of First State Bank of Morton, Texas, a predecessor institution to the Bank, and continues to serve on the board of directors of the Bank. Mr. Griffith has also served as Chairman of the Bank since 1993. Mr. Griffith owns and operates several agriculture-related businesses. In addition, he is a member of the State Bar of Texas, National Cotton Council, Plains Cotton Growers, Texas Cotton Ginners Association and the Texas Independent Ginners Association. He has served on the board of directors of IBAT and continues to serve on the Legislative and PAC committees for IBAT. He has served on the boards of several civic and charitable organizations, including Lubbock Economic Development Alliance, Texas Tech University Foundation, Lubbock Symphony Orchestra, and the Texas Tech Cotton Economics Advisory Committee. He currently serves on the Board of Managers of University Medical Center in Lubbock, as a director and officer of the Agriculture Heritage Museum, and as a director of the Texas Tech Research Park, Inc. Mr. Griffith earned degrees in agricultural economics and law from Texas Tech University in 1973 and 1977, respectively. Mr. Griffith’s extensive banking experience, reputable position in the community and invaluable leadership qualify him to serve on our board of directors.
Cory T. Newsom – Director and President. Mr. Newsom was named President of the Company in 2019 and has served on the board of directors of the Company since 2008. From 2004 to 2019, he served in various roles at the Company, including Chief Operating Officer, Senior Vice President, and Executive Vice President. Mr. Newsom also served as Chief Operating Officer of the Bank from 1993 to 2007 before being named as President and Chief Executive Officer of the Bank in 2008, positions he continues to hold. He has also served on the board of directors of the Bank since 2002. Mr. Newsom began his career in banking in 1984 with the Bank and its predecessors by progressing through the retail and operations areas. He currently serves on the board of directors of IBAT, Lubbock Children’s Home Foundation, Texas Boys Ranch Foundation, and the University Medical Center Foundation and has previously served on the Board of Managers of University Medical Center in Lubbock. Mr. Newsom earned a Bachelor of Business degree in management from Texas Tech University in 1989 and holds licenses as a managing general agent and general lines agent with the Texas Department of Insurance. His many years of banking experience, and his long-standing business and banking relationships in our markets, qualify him to serve on our board.
Non-Employee Directors
Richard “Danny” Campbell. Mr. Campbell serves as the Lead Independent Director on the board of directors of the Company and has served on the board of directors of each of the Company and the Bank since 2011. He currently serves as Co-Manager of Henry Resources LLC, President and Chief Executive Officer of Henry TAW LP and as a member of the board of directors and head of the investment team of The Henry Companies Control Trust, part of the Henry family office. He is the former President of Henry Resources LLC, an oil and gas company, Vice President and Chief Investment Officer to the Henry family and Vice President of Business Development for Henry Resources. Mr. Campbell joined Henry Resources in May 2007 after 26 years of oil and gas and banking experience. He served as Executive Vice President and as a member of the board of directors of Community National Bank in

Midland, Texas, from 2002 until 2007. He brings energy lending oversight and energy advisor experience to the Company from his role as Executive Vice President at Chase Bank in the Permian Basin from 1998 to 2000. In addition to many community service organizations, he has served as a trustee of Wayland Baptist University and on the board of directors for each of the Permian Basin Petroleum Association, Midland Petroleum Club and the Mabee Foundation. He obtained a degree in petroleum engineering from Louisiana State University in 1980. Mr. Campbell’s extensive experience in the energy lending and banking industries qualify him to serve on our board. Henry TAW’s investment in 2011 provided for the appointment of one board member. Richard Campbell was chosen as the appointed board member. All of the shares of the Company owned by Henry TAW LP and James C. Henry are subject to a voting agreement and irrevocable proxy pursuant to which Mr. Campbell exercises voting authority.
Cynthia B. “Cindi” Keith. Ms. Keith joined the board of directors of the Company in 2019 and has served on the board of directors of the Bank since 2016. She enjoyed a 25 year career with PricewaterhouseCoopers, LLP, the world’s largest multinational professional services firm. She joined the firm in 1989 and became a partner in 2000. Throughout her career, she specialized in audits of and consulting with technology and communications clients, including global public companies focused on mergers and acquisitions as well as companies in various stages of growth. From 2010 to her retirement in 2014, Ms. Keith served as Operations Leader for the National Professional Services Group of PricewaterhouseCoopers, LLP, and she previously served as North Texas Technology Team Leader from 2002 to 2010. Since early 2018, she has served on the board of directors, audit committee and nominating and governance committee of PCTEL, Inc., a publicly traded company that provides technology solutions to the wireless industry. Ms. Keith holds a degree from the University of Texas at Dallas, is a Certified Public Accountant and has served on the Entrepreneurs for North Texas Board, University of Texas at Dallas Jindal School of Management Advisory Council, the Greater Dallas Chamber Board and the Metroplex Technology Business Council Board of Directors. The depth and breadth of Ms. Keith’s 25 years of experience as a CPA serving various companies, as well as her leadership positions with PricewaterhouseCoopers, LLP, qualify her to serve on our board.
Noe G. Valles. Mr. Valles joined the board of directors of the Company in 2019 and has served on the board of directors of the Bank since 2015. He is an attorney and has acted as the pre-litigation managing partner of Glasheen, Valles and Inderman, LLP since 2004. Mr. Valles is experienced in handling cases involving all types of injuries and has provided personal injury services in English and Spanish for more than 25 years. He is licensed to practice law in Texas and New Mexico state courts as well as the U.S. District Court for the Northern and Eastern Districts of Texas. Mr. Valles served on the Board of Managers of University Medical Center in Lubbock for 11 years. He is a current member of the South Plains Trial Lawyers Association and the Texas Trial Lawyers Association. In 2018, he was awarded the Community Leader of the Year by the Lubbock League of Latin American Citizens. Mr. Valles earned a Bachelor of Arts degree from Wayland Baptist University in 1988 and was awarded the Distinguished Alumni Award from the University in 2018. He also earned a law degree from Texas Tech University in 1993. Mr. Valles is qualified to serve on our board because of his vast legal expertise and his intimate knowledge of the Texas and New Mexico communities that we serve.
Kyle R. Wargo. Dr. Wargo has served on the board of directors of the Company since 2016 and on the board of directors of the Bank since 2013. He also served as an advisory director to the Bank from 2002 to 2013. Dr. Wargo has served as Executive Director of Region 17 Education Service Center since 1996 and has previously been a member of the Texas Tech University graduate faculty. Prior to these roles, he served as superintendent of Levelland Independent School District from 1993 to 1996. He also served as Assistant to Superintendent at La Marque Independent School District from 1989 to 1993. Dr. Wargo is a member of the Texas Association of School Administrators and the American Association of School Administrators. Since 1996, he has served as a member of the board of directors and treasurer of the Science Spectrum Museum in Lubbock and since 2008, he has served as a member of the board of directors of Workforce Solutions South Plains. He earned a Bachelor of Science degree from Baylor University in 1982, a Masters of Education from the University of Houston-Clear Lake in 1984, and a Doctorate in Education from the University of Houston in 1995. Dr. Wargo’s experience in administration and leadership, as well as his understanding of state and local government, qualify him to serve on our board.
Director Independence
Under the rules of the Nasdaq Global Select Market, a majority of the members of our board are required to be independent. The rules of the Nasdaq Global Select Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.

Our board has evaluated the independence of each director based upon the rules of the NASDAQ Stock Market and the SEC and has considered the relationships that each director has with the Company, including the transactions described under the section titled “Certain Relationships and Related Person Transactions” in this proxy statement. Applying these standards, our board has affirmatively determined that each of Richard D. Campbell, Cynthia B. Keith, Noe G. Valles, and Kyle R. Wargo is an independent director, as defined under the applicable rules. In addition, the board has also evaluated the independence of director nominee, LaDana R. Washburn, and has affirmatively determined that LaDana R. Washburn will qualify as an independent director upon election to the board. The board determined that each of Curtis C. Griffith and Cory T. Newsom does not qualify as an independent director because each is an executive officer of the Company.
Board Leadership Structure
Chairman. Curtis C. Griffith currently serves as our Chairman and Chief Executive Officer. Mr. Griffith has been with the Company since its inception and has worked with the Bank and its predecessor institutions for over 50 years. Mr. Griffith has served as Chairman and President of the Company since 1993. In 2019, our executive officer titles were updated, and Mr. Griffith began serving as Chief Executive Officer of the Company rather than President of the Company. Mr. Griffith has also served as Chairman of the Bank since 1984. Mr. Griffith’s primary duties are to lead our board in establishing the Company’s overall vision and strategic plan and to lead the Company’s management in carrying out that plan.
Our board does not have a formal policy requiring the separation of the roles of Chief Executive Officer and Chairman of the Board. It is the board’s view that rather than having a rigid policy, the board, with the advice and assistance of the nominating and corporate governance committee of the board of directors (the “Nominating and Corporate Governance Committee”), and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure does not separate the offices of Chief Executive Officer and Chairman of the Board. The board has determined that this leadership structure is in the best interest of our shareholders at this time. Our board believes that this structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The board views this arrangement as also providing an efficient nexus between our organization and the board, enabling the board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the board in a timely manner.
Lead Independent Director. At any time that the Chairman is not independent, the independent directors elect a director to serve as the Lead Independent Director. The Lead Independent Director serves as a liaison between the Chairman and the independent directors and has the authority to call and chair meetings or executive sessions of the independent directors, which are held periodically as appropriate but at least twice annually. The Lead Independent Director also chairs full board of directors’ meetings in the absence of the Chairman. Our board has designated Richard D. Campbell to serve as Lead Independent Director.
Risk Management and Oversight
The board has ultimate authority and responsibility for overseeing our risk management. The board monitors, reviews and reacts to material enterprise risks identified by management. The board receives specific reports from executive management on credit, interest rate, liquidity, transactional, compliance and legal, strategic, and reputational risks and the degree of exposure to those risks. The board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business line leaders. Committees of the board have responsibility for risk oversight in specific areas. The Audit Committee oversees financial, accounting and internal control risk management policies. The compensation committee of the board of directors (the “Compensation Committee”) assesses and monitors risks in our compensation program. While our full board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas as described in the section entitled “Committees of the Board.”
Director Nominations
The Nominating and Corporate Governance Committee considers nominees to serve as directors of the Company and recommends such persons to the board. The Nominating and Corporate Governance Committee also considers director candidates recommended by shareholders in accordance with the procedures and deadlines summarized in the section titled “Date for Submission of Shareholder Proposals for 2024 Annual Meeting.”

Criteria for Director Nominees
Our board believes that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in areas relevant to our business. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders. When considering potential director candidates, our board also considers the candidate’s character, judgment, diversity, skill set, specific business background and experience in the context of our needs and those of the board. The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, background, experience and demographics.
Committees of the Board
Our board has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our amended and restated certificate of formation, or the certificate of formation, and our bylaws.
Audit Committee
The Company has a separately designated standing Audit Committee as required by the rules of the NASDAQ Stock Market. The Charter of the Audit Committee adopted by the board sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter of the Audit Committee is available on the Company’s website at www.spfi.bank under the “Governance” tab. The Audit Committee met thirteen (13) times during the year 2022.
The responsibilities of the Audit Committee include the following:
•	overseeing the quality and integrity of regulatory and financial accounting, financial statements, financial reporting processes and systems of internal accounting and financial controls;
•
overseeing the annual independent audit of the Company’s financial statements and internal control over the Bank’s financial reporting, the engagement, compensation and retention of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance;

•	resolving any disagreements regarding financial reporting between management and the independent auditor;
•	overseeing and evaluating the performance of the internal audit function and review;
•	meeting with management and the independent auditor to review the effectiveness of our system of internal control and internal audit procedures, and to address any deficiencies in such procedures;
•	overseeing the effectiveness of the system for monitoring compliance with laws and regulations and the results of any investigation by management;
•	instituting and overseeing any special investigations;
•
establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by Company employees of concerns, regarding questionable accounting or auditing matters;

•	reviewing our earnings releases and reports filed with the SEC;
•	preparing the Audit Committee report required by SEC rules to be included in our annual report;
•
reviewing the design of the Company’s enterprise-wide risk management framework, including the process for assessing and managing risks, benchmarks for and major financial risk exposures from such risks, supporting methods, risk policies, and risk inventories, as they relate to credit, interest rate, liquidity, transactional, compliance and legal, strategic and reputational risks;

•
reviewing reports and recommendations provided by senior management or third party consultants retained by the committee related to the Company’s financial, operational, credit, strategic, market, investment, liquidity, reputational and compliance risks;

•	reviewing significant aggregate risk concentrations and other escalations, and approving significant corrective actions recommended by senior management; and
•	handling such other matters that are specifically delegated to the Audit Committee by our board from time to time.
The members of the Audit Committee are Kyle R. Wargo (Committee Chairman), Richard D. Campbell, and Cynthia B. Keith. Our board has evaluated the independence of each of the members of our Audit Committee and has affirmatively determined that each of the members of our Audit Committee (1) is an independent director under NASDAQ Stock Market rules, (2) satisfies the additional independence standards under applicable SEC rules for Audit Committee service, and (3) has the ability to read and understand fundamental financial statements. The board has determined that each of Richard D. Campbell and Cynthia B. Keith qualifies as an “audit committee financial expert,” as defined by the SEC. In addition, the board has determined that director nominee, LaDana R. Washburn, satisfies the requirements to serve as an “audit committee financial expert” upon election to the board.
Compensation Committee
The Company has a separately designated Compensation Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the NASDAQ Stock Market. The Charter of the Compensation Committee adopted by the board sets out the responsibilities, authority and specific duties of the Compensation Committee. The Charter of the Compensation Committee is available on our website at www.spfi.bank under the “Governance” tab. The Compensation Committee met two (2) times during the year 2022.
The Compensation Committee has the following responsibilities:
•
reviewing, determining, and recommending to the board for its confirmation, the annual compensation, annual incentive opportunities and any other matter relating to the compensation of the Company’s executive officers;

•	monitoring and evaluating the risks related to the Company’s compensation programs and practices;
•
reviewing and comparing, in its discretion, compensation practices of any relevant peer group in order to assist in the committee’s evaluation of the appropriateness of the Company’s compensation practices and programs;

•
reviewing, approving and administering each of the Company’s non-qualified deferred compensation plans and annual incentive plans, and performing such other duties and responsibilities as may be assigned to the committee under the terms of those plans;

•
annually reviewing and recommending to the board the annual director’s compensation and any additional compensation for services on committees of the board, service as a committee or board chairman, meeting fees or any other benefit payable by virtue of the director’s position as a member of the board;

•	reviewing the performance of the executive officers for each fiscal year;
•
producing the Compensation Committee Report on executive compensation if required for inclusion in the Company’s annual meeting proxy statement in compliance with the rules and regulations promulgated by the SEC;

•
reviewing and determining, and recommending to the board for its confirmation, the establishment of the performance measures applicable to each performance-based cash incentive and equity incentive award to be made under any plan, and the applicable performance targets for each such performance measure for each such award granted under any plan;

•
overseeing and making recommendations to the board regarding the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and golden parachute compensation, and the requirement under the NASDAQ rules that, with limited exceptions, shareholders approve equity compensation plans; and

•	performing any other duties or responsibilities the board may expressly delegate to the committee from time to time on matters relating to the Company’s compensation programs.

The members of the Compensation Committee are Richard D. Campbell (Committee Chairman), Noe G. Valles, and Kyle R. Wargo. Our board has evaluated the independence of each of the members of our Compensation Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under NASDAQ Stock Market rules.
Our board has also determined that each of the members of the Compensation Committee qualifies as a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. All compensation, equity awards and transactions subject to Section 16 of the Exchange Act will be approved by a committee or subcommittee of the board that is composed solely of two or more “non-employee directors.”
Nominating and Corporate Governance Committee
The Company has separately designated a Nominating and Corporate Governance Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the NASDAQ Stock Market. The Charter of the Nominating and Corporate Governance Committee adopted by the board sets out the responsibilities, authority and specific duties of the Nominating and Corporate Governance Committee. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.spfi.bank under the “Governance” tab. The Nominating and Corporate Governance Committee met two (2) times during the year of 2022.
The Nominating and Corporate Governance Committee has the following responsibilities:
•	developing policies on the size and composition of our board;
•	developing and recommending to our board criteria to be considered in identifying and selecting nominees for director;
•	reviewing possible candidates for election to the board;
•	recommending to the board candidates for election or re-election to our board of directors;
•	recommending committee structure, composition and assignments;
•	conducting an annual performance evaluation of the board and its committees; and
•	reviewing the committee’s performance and the adequacy of the Charter of the Nominating and Corporate Governance Committee on an annual basis.
The members of the Nominating and Corporate Governance Committee are Richard D. Campbell (Committee Chairman), Kyle R. Wargo, and Noe G. Valles. Our board has evaluated the independence of each of the members of our Nominating and Corporate Governance Committee and has affirmatively determined that each of the members of our Compensation Committee meets the definition of an “independent director” under NASDAQ Stock Market rules.
Our Nominating and Corporate Governance Committee will consider shareholder recommendations for nominees, provided that such shareholder complies with the procedures described in the section titled “—Date For Submission Of Shareholder Proposals For 2024 Annual Meeting.”
Code of Business Conduct and Ethics
Our board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics sets forth the standard of conduct that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer and Chief Financial Officer. Our Code of Business Conduct and Ethics is available on our website at www.spfi.bank. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of their respective requirements, will be disclosed on our website, as well as any other means required by NASDAQ Global Select Market rules or the SEC.

Board Diversity
The information shown below in our Board Diversity Matrix is based on voluntary self-identification of each member of our Board of Directors.
Board Diversity Matrix as of March 21, 2023
Total Number of Directors	6
	Female	Male
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
Hispanic or Latinx (Mr. Valles)	—	1
White (Ms. Keith)	1	4
Environmental, Social, and Governance (“ESG”) Practices
The Company is committed to being a responsible corporate citizen in each of the unique communities in which we operate, and we strive to provide unrivaled customer service while fulfilling and exceeding our customers’ financial needs in each community we serve. Oversight of the Company’s ESG initiatives starts with the Company’s board of directors. The Nominating and Corporate Governance Committee is responsible for oversight of risks associated with the Company’s overall corporate governance practices, including ESG practices. The Company issued a sustainability report in the fourth quarter of 2022 that detailed its ESG initiatives, highlighted contributions to the communities that we serve, our responsible business practices and the Company’s four primary pillars under its sustainability framework: social responsibility, people, environmental management, and governance and risk management. The sustainability report may be found on our website with additional information on community outreach at www.spfi.bank, under “ESG.”
The information contained in this “Environmental, Social, and Governance (“ESG”) Practices” section of this proxy statement and in our sustainability report shall not be considered “filed” with the SEC, and such information contained in this “Environmental, Social, and Governance (“ESG”) Practices” section of this proxy statement and in our sustainability report shall not be incorporated by reference into this filing or any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

CURRENT EXECUTIVE OFFICERS
The following table sets forth the name, age and position with the Company of each of our named executive officers. The business address for all of these individuals is 5219 City Bank Parkway, Lubbock, Texas 79407.
Name of Named Executive Officers	Position with the Company	Position with the Bank	Age
Curtis C. Griffith	Chairman of the Board and Chief Executive Officer	Chairman of the Board	70
Cory T. Newsom	Director and President	Director; President; Chief Executive Officer	55
Steven B. Crockett	Chief Financial Officer; Treasurer	Chief Financial Officer	51
Background of our Named Executive Officers who are not also Directors
Steven B. Crockett – Chief Financial Officer and Treasurer. Mr. Crockett has served as Chief Financial Officer and Treasurer of the Company and as Chief Financial Officer of the Bank since 2015. He served as Senior Vice President and Controller of the Company from 2010 to 2014 and as Controller of the Bank from 2001 to 2014. Mr. Crockett began his career in public accounting in 1994, working for seven years with the Lubbock accounting firm Robinson Burdette Martin & Cowan, LLP, which previously functioned as a practicing office of PricewaterhouseCoopers, LLP. As Controller of the Company and the Bank, he was responsible for financial and regulatory reporting, coordinating financial statement audits, budgeting, capital forecasting, and financial projections. He currently serves on the Board of Trustees for Lubbock Christian University. Mr. Crockett earned a degree in accounting from Abilene Christian University and is a licensed Certified Public Accountant.
Our Senior Leadership Team
The following table sets forth information regarding other members of our Bank’s senior leadership team who, in addition to Messrs. Griffith, Newsom and Crockett, serve as officers of City Bank.
Name of Officer	Position at the Company	Position at the Bank	Age
Mikella D. Newsom	Chief Risk Officer; Secretary	Chief Risk Officer	49
Kelly L. Deterding	—	Senior Vice President, Insurance Development	64
Background of our Senior Leadership Team who are not also Directors
Mikella D. Newsom – Chief Risk Officer and Secretary. Ms. Newsom was named Chief Risk Officer of the Company in 2019 and has served as Secretary of the Company since 2013. She previously served in a number of other capacities at the Company since 2013, including Senior Vice President, Chief Financial Officer, and Treasurer through 2015. She has worked more than 20 years with the Bank and its predecessors and has served as Chief Risk Officer of the Bank since 2015 and previously held the positions of Senior Vice President and Chief Financial Officer of the Bank. She is a member of the Risk Management Association. She currently serves on the Board of Trustees for Frenship Independent School District. Ms. Newsom earned a Bachelor of Science degree in agricultural economics from Texas Tech University in 1996.
Kelly L. Deterding – President of Windmark Insurance and Senior Vice President, Insurance Development of City Bank. Mr. Deterding has served as President of Windmark Insurance and as Senior Vice President of Insurance Development at the Bank since he joined us in 2003. He has been involved in the crop insurance industry since 1996, serving as an adjuster, a claims supervisor and a marketing representative for American Agrisurance until 2002. Mr. Deterding has served on the board of directors of several civic, church and charitable organizations including the Calvary Lutheran Church, Chief Creek Chapter Ducks Unlimited, the Wray Recreational Activities Center, Eastern Yuma County Historical Society, the Colorado Football Officials Association and the Big 12 Football Officials Association. Mr. Deterding is also involved in several U.S. industry trade associations that provide experienced representation of its members, advising on federal legislation and regulatory issues impacting the private sector crop insurance industry. Those associations include the Crop Insurance Professionals of America and the American Association of Crop Insurers, or AACI. He currently serves on the board of directors for AACI and as the Chairman of the Agent Division of AACI. Mr. Deterding earned a Bachelor of Arts degree from Hastings College in 1980.

EXECUTIVE COMPENSATION AND OTHER MATTERS
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of Compensation Discussion and Analysis, as well as exemptions from the requirement to hold a non-binding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved. We have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
Our “named executive officers,” which consist of our principal executive officer and the two other most highly compensated executive officers, are:
•	Curtis C. Griffith — Chairman and Chief Executive Officer
•	Cory T. Newsom — President
•	Steven B. Crockett — Chief Financial Officer
Summary Compensation Table
The following table sets forth information regarding the compensation paid, awarded to, or earned by each of our named executive officers for the fiscal years indicated.
Name and Principal Position	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Nonqualified Deferred Compensation Earnings ($)	Other Compensation ($)(4)	Total ($)
Curtis C. Griffith Chairman of the Board and Chief Executive Officer	2022	400,000	160,000	124,999	139,990	202,000	—	149,837	1,176,826
	2021	400,000	160,000	—	125,999	230,000	—	126,839	1,042,838
Cory T. Newsom President	2022	630,000	157,500	249,998	220,500	472,500	—	167,800	1,898,298
	2021	630,000	—	—	220,501	472,500	—	205,657	1,528,658
Steven B. Crockett Chief Financial Officer	2022	325,000	39,000	67,984	115,997	156,000	—	53,474	757,455
	2021	290,000	34,800	—	115,999	139,200	—	49,363	629,362
(1)
Amounts represent the portion of the annual incentive bonuses that were earned based upon the named executive officer’s individual performance, as determined in the discretion of the Compensation Committee. For a description of annual incentive bonuses for 2022, see “Annual Cash Incentive Compensation” below.

(2)
Reflects the aggregate grant date fair value, determined in accordance with applicable FASB ASC Topic 718, of equity-based awards made during the 2022 fiscal year. The discussion of the assumptions used in calculating the aggregate grant date fair value of the equity-based awards can be found in Footnote 12 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

(3)	Amounts represent annual incentive bonuses that were earned in 2022. For a description of annual incentive bonuses for 2022, see “Annual Cash Incentive Compensation” below.
(4)
We provide our named executive officers with other benefits that we believe are reasonable, competitive and consistent with our overall executive compensation structure. The amounts in this column for fiscal year 2022 include:

•
For Mr. Griffith: unused sick and vacation pay of $26,154 per his employment agreement, referral commissions of $200, a holiday gift in respect of service as a director valued at $8,044 and related tax gross-up of $2,589, vehicle expenses and related tax gross-up of $20,062 per his employment agreement, a matching contribution for our 401(k) of $15,250 and excess contributions of $4,750 paid in cash, Company-paid premiums for group insurance of $6,694 and a gift in honor of the completion of fifty years of service to the Company and related tax gross up of $66,094.

•
For Mr. Newsom: a full tax gross-up of $56,070 on the positive spread of vested restricted stock units per his employment agreement, unused sick and vacation pay of $41,192 per his employment agreement, referral commissions of $4,378, a holiday gift in respect of service as a director valued at $8,181 and related tax gross-up of $2,601, vehicle expenses and related tax gross-up of $8,846 per his employment agreement, a matching contribution for our 401(k) of $15,250 and excess contributions of $16,250 paid in cash, Company-paid premiums for group insurance of $1,845 and home security and country-club dues of $13,187 per his employment agreement.

•
For Mr. Crockett: unused sick and vacation pay of $21,250 per the Company’s personnel policy, vehicle expenses of $15,000, a matching contribution for our 401(k) of $15,250 and excess contributions of $1,000 paid in cash and Company-paid premiums for group insurance of $974.

Narrative Discussion of Summary Compensation Table
General. We originally established our executive compensation philosophy and practices to fit our status as a privately held corporation and adapted our philosophy and practices following our initial public offering. We will continue to review, evaluate and modify our compensation framework in an effort to maintain a competitive total compensation package. As such, and as a result of our becoming a publicly traded company, the compensation program moving forward could vary from our historical practices.
We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements. The base salaries for Mr. Griffith and Mr. Newsom remained unchanged for fiscal year 2022.
Base Salary
Base salary is designed to attract and retain experienced executive officers who can manage the Company and the Bank and achieve the Company’s long-term business goals. Base salaries are generally targeted at the top of the competitive market. The base salary for each executive officer is based upon officer experience, expected personal performance, salary levels in effect for comparable positions in the industry, internal base salary comparability considerations and the responsibilities assumed by the executive officer. While an executive officer’s initial salary is determined by an assessment of competitive market levels, the major factor in determining base salary increases is individual performance. Base salaries are reviewed and adjusted annually to reflect changes in personal achievement, changes in role, responsibility and the competitive environment. Insurance benefits and retirement benefits are not taken into account when determining base salary.
In order to stay competitive vis-à-vis base salaries in effect for comparable positions in the industry, the Company determined to increase the base salary for Mr. Crockett for fiscal year 2022. In fiscal year 2022, Mr. Crockett’s base salary increased from $290,000 to $325,000.
Annual Cash Incentive Compensation
Our annual cash incentive compensation program is designed to supplement base salary and align the executive’s interest with the interests of our shareholders by linking the Company’s performance to the amount of any bonus. The annual cash incentive bonus is expressed as a percentage of the executive’s base salary, and the performance targets for the applicable fiscal year are set by the Compensation Committee near the beginning of that fiscal year. At the end of each fiscal year, the Compensation Committee determines the amount of the bonus that is earned by each executive officer based upon the Company’s actual results compared to the annual budget. The annual cash bonus is usually earned in December but paid prior to March 15 of the next fiscal year. Mr. Newsom’s and Mr. Griffith’s annual cash incentive bonuses are governed by their employment agreements. For fiscal year end December 31, 2022, Mr. Griffith was eligible for a performance-based annual cash bonus targeted at 50% of his salary and a maximum not exceeding 100% of his salary. The performance-based annual cash bonus was determined based on the following performance metrics: (i) the Company’s net income compared to the projected net income for the year (weighted at 20%); (ii) the Bank’s efficiency ratio (weighted at 20%); (iii) the Bank’s asset quality, measured in relation to other peer group financial institutions (weighted at 20%); and (iv) the individual performance, as determined in the discretion of the Compensation Committee (weighted at 40%). For fiscal year end December 31, 2022, Mr. Newsom was eligible for a performance-based annual cash bonus targeted at 50% of his salary and a maximum not exceeding 75% of his salary. The performance-based annual cash bonus was measured against certain criteria, including, among other metrics, (i) the Company’s net income compared to the projected net income for the year (weighted at 50%); (ii) the Bank’s efficiency ratio (weighted at 25%); and (iii) the Bank’s asset quality, measured in relation to other peer group financial institutions (weighted at 25%). Additionally, Mr. Newsom was eligible for an additional performance-based cash bonus determined in the discretion of the Compensation Committee with an award opportunity of twenty-five percent (25%) of his salary. For fiscal year end December 31, 2022, Mr. Crockett was eligible for a performance-based annual cash bonus targeted at 40% of his salary and a maximum not exceeding 60% of his salary. The performance-based annual cash bonus was determined based on the following performance metrics: (i) the Company’s net income compared to the projected net income for the year (weighted at 30%); (ii) the

Bank’s efficiency ratio (weighted at 20%); (iii) the Bank’s asset quality, measured in relation to other peer group financial institutions (weighted at 20%); and (iv) individual performance as determined in the discretion of the Chief Executive Officer (weighted at 30%). The following table sets forth information regarding the results of the 2022 annual cash incentive plan.
Steven B. Crockett
A. Specific Performance Metric	Level	Target	Actual	% of Target or Excess	Weight	Variance %	Variance Adjustment	Total Factor	Capped
1) Profitability	SPFI	$ 44,075	$ 58,240	132.14%	30	32.00%	96	126	126
2) Efficiency	Bank	68.30%	64.34%	3.96%	20	3.00%	9	29	29
3) Asset Quality	Bank	0.38%	0.34%	0.04%	20	0.00%	—	20	20
					70		105	175	120
B. Individual Performance					30		—	30	30

Total					100			205	150
Total Compensation: $195,000							Overall Cap		150
Cory T. Newsom
A. Specific Performance Metric	Level	Target	Actual	% of Target or Excess	Weight	Variance %	Variance Adjustment	Total Factor	Capped
1) Profitability	SPFI	$ 44,075	$ 58,240	132.14%	50	32.00%	96	146	146
2) Efficiency	Bank	68.30%	64.34%	3.96%	25	3.00%	9	34	34
3) Asset Quality	Bank	0.38%	0.34%	0.04%	25	0.00%	—	25	25
Total					100		105	205	150

B. Discretionary Bonus					25		—	25	25
Total Compensation: $630,000
Curtis C. Griffith
A. Specific Performance Metric	Level	Target	Actual	% of Target or Excess	Weight	Variance %	Variance Adjustment	Total Factor	Capped
1) Profitability	SPFI	$ 44,075	$ 58,240	132.14%	20	32.00%	32	52	52
2) Efficiency	Bank	68.30%	64.34%	3.96%	20	3.00%	9	29	29
3) Asset Quality	Bank	0.38%	0.34%	0.04%	20	0.00%	—	20	20
					60		41	101	101

B. Individual Performance					40		40	80	80

Total					100		81	181	181

Total Compensation: $362,000							Overall Cap		181
South Plains Financial, Inc. 2019 Equity Incentive Plan
Our board has adopted the South Plains Financial, Inc. 2019 Equity Incentive Plan for the purpose of attracting and retaining employees by providing them with additional incentives, and to promote the success of our company’s business.

Administration. Our board or one or more committees appointed by our board will administer the 2019 Plan. The Compensation Committee has been appointed by our board to administer the 2019 Plan.
Eligibility. Persons eligible to receive awards under the 2019 Plan include our officers, employees, consultants and members of our board. Our board or one or more committees appointed by our board will determine from time to time the participants to whom awards will be granted.
Authorized Shares; Limits on Awards. The maximum number of common shares that may be issued or transferred pursuant to awards under the 2019 Plan as of December 31, 2022 equals 1,649,373, all of which may be subject to incentive stock option treatment. The maximum aggregate number of common shares that may be issued pursuant to all awards under the 2019 Plan shall increase annually on the first day of each fiscal year following the adoption of the 2019 Plan by the number of common shares equal to the lesser of (i) 3% of the total issued and outstanding common shares on the first day of such fiscal year, and (ii) such lesser amount determined by our board.
Adjustments or Changes in Capitalization. In the event of any change in the outstanding common shares by reason of a stock split, stock dividend or other non-recurring dividends or distributions, recapitalization, merger, consolidation, spin-off, combination, repurchase or exchange of stock, reorganization, liquidation, dissolution or other similar corporate transaction that affects our common stock, the aggregate number of shares of common stock available under the 2019 Plan or subject to outstanding awards (including the exercise price of any awards) shall be adjusted as our board deems necessary or appropriate.
Incentive Awards. The 2019 Plan authorizes stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance-based awards, as well as other awards (described in the 2019 Plan) that are responsive to changing developments in management compensation. The 2019 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest, in accordance with the schedule set forth in the applicable award agreement.
•
Stock Options. A stock option is the right to purchase common shares at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option, or ISO, or a nonstatutory stock option, or NSO. ISO benefits are taxed differently from NSOs, as described under “Federal Income Tax Treatment of Awards under the 2019 Plan” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”), and the 2019 Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by our board.

•
SARs. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a common share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by our board at the time of grant of the SAR but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

•
Restricted Stock. A restricted stock award is typically for a fixed number of common shares subject to restrictions. Our board specifies the price, if any; the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted by our board to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by our board. The number of shares so awarded shall be determined by our board and may be granted independently or in lieu of a cash bonus.

•	Restricted Stock Units. A restricted stock unit is similar to an SAR except that it entitles the recipient to receive an amount equal to the fair market value of a common share.
•
Performance-Based Awards. Our board may designate any award, the exercisability or settlement of which is subject to the achievement of performance conditions, as a performance-based award. The performance goals set forth in the 2019 Plan are such goals as established by our board or a committee of the board in connection with an award and will be based upon one or more criteria. Our board may select any number of performance goals from this list of performance goals when establishing the performance measures of a performance-based award. The 2019 Plan allows performance goals to be described in terms of objectives that are related to an individual participant or goals that are company-wide or related to a subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of company performance (or performance of the applicable subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index. The performance goals set forth in the 2019 Plan are: interest income and expense; net earnings or net income; net interest margin; efficiency ratio; reduction in non-accrual loans and non-interest expense; growth in non-interest income and ratios to earning assets; net revenue growth and ratio to earning assets; capital ratios; asset or liability interest rate sensitivity and gap; effective tax rate; deposit growth and composition; liquidity management; securities portfolio (value, yield, spread, maturity, or duration); asset growth and composition (loans, securities); non-interest income (e.g., fees, premiums and commissions, loans, wealth management, treasury management, insurance, funds management) and expense; overhead ratios, productivity ratios; credit quality measures; return on assets; return on equity; economic value of equity; compliance and CAMELS or other regulatory ratings; internal controls; enterprise risk measures (e.g., interest rate, loan concentrations, portfolio composition, credit quality, operational measures, compliance ratings, balance sheet, liquidity, insurance); volume in production or loans; non-performing asset or non-performing loan levels or ratios or loan delinquency levels; provision for loan losses or net charge-offs; cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; profit margin; earnings per share; operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s shares of common stock; return on investment; equity or shareholder equity; market share; inventory levels, inventory turn or shrinkage; customer satisfaction; or total shareholder return.
Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of our Company, outstanding awards under the 2019 Plan will be assumed or substituted on the same terms. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate and, in the case of options or SARs, will become immediately exercisable. For this purpose, a change in control is defined to include certain changes in the majority of our board, the sale of all or substantially all of our Company’s assets, and the consummation of certain mergers or consolidations.
Termination of or Changes to the 2019 Plan. Our board may amend or terminate the 2019 Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our board, the 2019 Plan will terminate on January 16, 2029. Generally speaking, outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.
ESOP
The Company previously established an employee stock ownership plan for the benefit of all employees who meet the eligibility requirements of the ESOP (the plan generally covered all employees who had completed one month of service). Effective December 31, 2022, the Company terminated the ESOP and fully vested all participants in the ESOP in all stock previously allocated to the participant’s ESOP account.
401(k) Plan
The Company maintains a 401(k) retirement plan intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. In addition to salary deferral contributions, the Company may make discretionary matching contributions and discretionary profit-sharing contributions to the 401(k) Plan. Currently, the Company makes a safe-harbor matching contribution to the 401(k) Plan equal to a participant’s salary deferrals, up to 5% of the participant’s compensation. A participant is always 100% vested in his or her salary deferral contributions and safe-harbor matching contributions. The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other participating employees.
Deferred Compensation
Non-qualified Deferred Compensation Plan. We sponsor a non-qualified, non-contributory deferred compensation plan, or the Deferred Compensation Plan, for the benefit of certain employees of the Company. The primary purpose of the Deferred Compensation Plan is to provide additional compensation to participants upon termination of employment with the Company, death, or attainment of retirement age. The amount, timing, and form of payment is specified in the adoption agreement executed by the Company and the participant. The Deferred Compensation Plan is unfunded.
Effective April 9, 2008, the Company entered into an agreement under the Deferred Compensation Plan with Mr. Newsom. Mr. Newsom is 100% vested in his benefit and his benefit will be paid in cash only. Mr. Newsom’s agreement provides that he will receive an annual benefit of $150,000 on the earlier to occur of (i) achievement of retirement age (defined as age 58) and (ii) separation from service within two years following a change in control (as defined in the Deferred Compensation Plan). If Mr. Newsom experiences a separation from service or becomes disabled while employed, in each case prior to reaching retirement age, he will be entitled to a lump sum benefit equal to his benefit liability balance as set forth in the Deferred Compensation Plan. In the event Mr. Newsom is terminated for cause (as defined in the Deferred Compensation Plan), dies, or violates any restrictive covenants set forth in the Deferred Compensation Plan, he will forfeit any and all benefits to which he would otherwise be entitled to receive under the Deferred Compensation Plan.
Effective January 1, 2008, the Company entered into a restated agreement under the Deferred Compensation Plan with Mr. Crockett. Mr. Crockett is currently 100% vested in his benefits. His benefit will be paid in cash only. Mr. Crockett’s agreement provides that he will receive an annual benefit of $50,000 on the earlier to occur of (i) achievement of retirement age (defined as age 65) and (ii) separation from service within two years following a change in control (as defined in the Deferred Compensation Plan). If Mr. Crockett experiences a separation from service or becomes disabled while employed, in each case prior to reaching retirement age, he will be entitled to a lump sum benefit equal to his benefit liability balance as set forth in the Deferred Compensation Plan. In the event Mr. Crockett is terminated for cause (as defined in the Deferred Compensation Plan), dies, or violates any restrictive covenants set forth in the Deferred Compensation Plan, he will forfeit any and all benefits to which he would otherwise be entitled to receive under the Deferred Compensation Plan.
Split Dollar Life Insurance Benefits. The Company has purchased life insurance policies on Mr. Newsom, Mr. Crockett and Mr. Griffith and has entered into Joint Beneficial Designation Agreements with Mr. Newsom, Mr. Crockett and Mr. Griffith regarding such policies. The agreements provide certain death benefits to Mr. Newsom, Mr. Crockett and Mr. Griffith’s beneficiaries upon their death. If Mr. Newsom, Mr. Crockett or Mr. Griffith’s death occurs: (i) while employed by the Company; (ii) after retirement with the Company; (iii) after a change in control (as defined in the life insurance policy documents); or (iv) or after a determination of disability, they are entitled to a certain percentage of the value of the policies less the cash value of the policies. Mr. Newsom and Mr. Griffith are 100% vested in their benefits under the agreements. At December 31, 2022, the value of the split dollar life insurance benefits for Mr. Newsom’s beneficiaries would have been approximately $2,610,000, the value of the split dollar life insurance benefits for Mr. Crockett’s beneficiaries would have been approximately $1,489,000 and the value of the split dollar life insurance benefits for Mr. Griffith’s beneficiaries would have been approximately $1,036,000.
Independent Compensation Consultant. Pursuant to the Charter of the Compensation Committee, the Compensation Committee is authorized to retain compensation consultants as it deems necessary or appropriate to carry out its duties. Prior to retaining, or seeking advice from, a compensation consultant, the Compensation Committee must consider the independence of such compensation consultant, taking into consideration the factors set forth in the Charter of the Compensation Committee. Neither the Company nor the Compensation Committee retained a compensation consultant in fiscal year 2022 for purposes of determining or recommending the amount or form of executive or director compensation.
Employment and Change in Control Severance Agreements
We have entered into employment agreements with Mr. Cory T. Newsom and Mr. Curtis C. Griffith. Mr. Steven B. Crockett is a participant in the South Plains Financial, Inc. Executive Change in Control Severance Plan. The following is a summary of the material terms of each such agreement.

Employment Agreement with Cory T. Newsom
Effective March 6, 2019, the Company and the Bank entered into an employment agreement with Mr. Newsom, which was amended on December 15, 2021. Please refer to Exhibit 10.4 to our Registration Statement on Form S-1/A, filed with the SEC on April 29, 2019, and Exhibit 10.2 to our Current Report on Form 8-K, filed with the SEC on December 21, 2021, for copies of Mr. Newson’s employment agreement and the amendment to Mr. Newsom’s employment agreement. The key terms of Mr. Newsom’s employment agreement, as amended, are set forth below.
Term. The employment agreement has an initial three-year term and will automatically renew for additional three-year terms, unless we or Mr. Newsom provide 90-days’ advance notice of non-renewal.
Service on the Board. Pursuant to the employment agreement, our board will nominate Mr. Newsom for re-election as a member of our board at the expiration of each then-current term and the board of the Bank will nominate Mr. Newsom for re-election as a member of its board at the expiration of each then-current term.
Cash Compensation. Mr. Newsom’s base salary will be not less than $630,000 annually. For fiscal year 2022, Mr. Newsom’s base salary was $630,000. He is eligible for an annual cash incentive bonus with a target amount equal to 50% of his base salary, and a maximum not to exceed 75% of his base salary. Mr. Newsom is also eligible for an additional performance-based cash bonus with an award opportunity of 25% of his base salary. This performance-based annual cash bonus will be measured against certain criteria set forth in Attachment 1 to the amendment to Mr. Newsom’s employment agreement related to Mr. Newsom’s leadership and the growth of the Company and the Bank. The Compensation Committee will have full discretion to view the totality of the performance metrics when determining the extent to which a bonus should be earned by Mr. Newsom, and at the time of such determination the Compensation Committee has full discretion to decide the weighting of a metric vis-à-vis the other metrics.
Benefits. Mr. Newsom is eligible to receive benefits that are substantially similar to those of our other senior executive officers. In addition, to the extent Mr. Newsom is not able to fully participate in contributions of the Company to the ESOP due to IRS-imposed top-heavy testing limitations, then the Bank will pay Mr. Newsom a cash bonus equal to the value of the lost contribution. With respect to other benefits, the Bank will (i) pay or reimburse Mr. Newsom for all of his country club membership dues and expenses; and (ii) provide Mr. Newsom with an automobile. The Bank will pay all of the reasonable professional fees and expenses incurred by Mr. Newsom in negotiation and preparation of the employment agreement and related agreements. The employment agreement also contains certain standard non-competition, non-solicitation, and confidentiality provisions.
Equity Grants - RSU Award. Mr. Newsom received a stock-settled restricted stock unit award on March 20, 2019, having a fair market value of $1,000,000 on the date of grant. The award is subject to a 4-year time-based vesting schedule, with 25% of the award vesting on each anniversary of the grant until fully vested. To the extent the fair market value of a restricted stock unit has increased on each respective vesting date, the Bank will pay Mr. Newsom a full tax-gross up on such positive spread, if any. In addition, under the terms of the amendment to Mr. Newsom’s employment agreement, Mr. Newsom will receive an annual grant of restricted stock units in an amount equal to $250,000 divided by the fair market value of the underlying stock as of the date of grant. The annual grant of restricted stock units will occur in January of each fiscal year and will contain a vesting schedule of one (1) year. No tax gross-up applies to the annual grant.
Equity Grants - Stock Option Award. Pursuant to Mr. Newsom’s employment agreement, Mr. Newsom previously received annual grants of incentive stock options to purchase Company common stock and Mr. Newsom will continue to receive an annual grant of incentive stock options to purchase Company common stock. The grant date aggregate fair value of such stock options will be approximately equal to 35% of his base salary. The options will contain a vesting schedule no less favorable than a vesting period of 4 years, with 25% becoming vested on the first anniversary of the date of the grant, and the remainder vesting pro rata on a monthly basis over the next three years. The initial grants of stock options and the restricted stock units described in the foregoing paragraph will vest in full upon the earlier of: (i) Mr. Newsom’s “disability” (as defined in the employment agreement), (ii) Mr. Newsom’s death, (iii) immediately prior to a “change in control” (as defined in the 2019 Plan), (iv) Mr. Newsom terminating his service with the Bank for “good reason” (as defined in the employment agreement), or (v) the Company terminating Mr. Newsom’s employment with “cause” (as defined in the employment agreement).

Termination of Employment. Mr. Newsom’s employment agreement provides that, in the event his employment is terminated by us without “cause” (as defined in his employment agreement), the Company elects not to renew the employment agreement, or Mr. Newsom terminates employment for “good reason” (as defined in the employment agreement), then subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive: (i) an amount equal to 2 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 24 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. In lieu of the payments and benefits described in the preceding sentence, if Mr. Newsom’s employment is terminated by us without cause, the Company elects not to renew the employment agreement, or Mr. Newsom terminates employment for good reason, in each case within 24 months following a “change in control” (as defined in the employment agreement), at the request of a third party participating in a change in control or otherwise in connection with a change in control, subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive: (i) an amount equal to 3 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 36 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. For the first five years after the effective date of the employment agreement, if any change in control payment Mr. Newsom receives is deemed to be subject to excise taxes under Section 280G of the Code, then Mr. Newsom is entitled to an excise tax “gross-up.” However, with respect to a change in control that occurs after the fifth anniversary of the effective date of the employment agreement, if payments to Mr. Newsom would constitute “parachute payments” within the meaning of Section 280G of the Code, the parachute payments will be reduced so as not to trigger the excise tax imposed by Section 4999 of the Code if it would leave Mr. Newsom in a better after-tax position.
Upon a termination of Mr. Newsom’s employment due to “disability” (as defined in the employment agreement), he will be entitled to receive: (i) an amount equal to 2 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 24 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. Any amounts payable pursuant to subsection (i) of the foregoing sentence shall be reduced on a dollar-for-dollar basis by the amount Mr. Newsom is entitled to under any disability insurance plan sponsored by the Company or the Bank. Upon a termination of Mr. Newsom’s employment due to death, he will be entitled to receive: (i) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target, and (ii) any earned but unpaid bonus.
Employment Agreement with Curtis C. Griffith
On December 18, 2019, the Company and the Bank entered into an employment agreement with Mr. Griffith, which was amended on December 15, 2021. Please refer to Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on December 19, 2019, and Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on December 21, 2021, for copies of Mr. Griffith’s employment agreement and the amendment to Mr. Griffith’s employment agreement. The key terms of Mr. Griffith’s employment agreement, as amended, are set forth below.
Term. The employment agreement has an initial three-year term and will automatically renew for additional three-year terms, unless we or Mr. Griffith provide 90-days’ advance notice of non-renewal.
Service on the Board. Pursuant to the employment agreement, our board will nominate Mr. Griffith for re-election as a member of our board at the expiration of each then-current term and the board of the Bank will nominate Mr. Griffith for re-election as a member of its board at the expiration of each then-current term.
Cash Compensation. Mr. Griffith’s base salary will be not less than $360,000 annually. For fiscal year 2022, Mr. Griffith’s base salary was $400,000. He is eligible for an annual cash incentive bonus with a target amount equal to 50% of his base salary, and a maximum not to exceed 100% of his base salary.
Benefits. Mr. Griffith is eligible to receive benefits that are substantially similar to those of our other senior executive officers. In addition, to the extent Mr. Griffith is not able to fully participate in contributions of the Company to the ESOP due to IRS-imposed top-heavy testing limitations, then the Bank will pay Mr. Griffith a cash bonus equal to the value of the lost contribution. With respect to other benefits, the Bank will (i) provide Mr. Griffith with two automobiles and (ii) any other benefits Mr. Griffith has the right to receive under our policies. The Bank will pay all of the reasonable professional fees and expenses incurred by Mr. Griffith in negotiation and preparation of the employment agreement and related agreements. The employment agreement also contains certain standard non-competition, non-solicitation, and confidentiality provisions.
Equity Grants - RSU Award. Under the terms of the amendment to Mr. Griffith’s employment agreement, Mr. Griffith will receive an annual grant of restricted stock units in an amount equal to $125,000 divided by the fair market value of the underlying stock as of the date of grant. The annual grant of restricted stock units will occur in January of each fiscal year and will contain a vesting schedule of one (1) year.
Equity Grants - Stock Option Award. Pursuant to Mr. Griffith’s employment agreement, Mr. Griffith previously received annual grants of incentive stock options to purchase Company common stock and will continue to receive an annual grant of incentive stock options to purchase Company common stock. The grant date aggregate fair value of such stock options will be approximately equal to 35% of his base salary. The options will contain a vesting schedule no less favorable than a vesting period of 4 years, with 25% becoming vested on the first anniversary of the date of grant, and the remainder vesting pro rata on a monthly basis over the next three years. The initial grants of stock options will vest in full upon the earlier of: (i) Mr. Griffith’s “disability” (as defined in the employment agreement), (ii) Mr. Griffith’s death, (iii) immediately prior to a “change in control” (as defined in the 2019 Plan), (iv) Mr. Griffith terminating his service with the Bank for “good reason” (as defined in the employment agreement), or (v) the Company terminating Mr. Griffith’s employment with “cause” (as defined in the employment agreement).
Termination of Employment. Mr. Griffith’s employment agreement provides that, in the event his employment is terminated by us without “cause” (as defined in his employment agreement), the Company elects not to renew the employment agreement, or Mr. Griffith terminates employment for “good reason” (as defined in the employment agreement), then subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive: (i) an amount equal to 2 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 24 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. In lieu of the payments and benefits described in the preceding sentence, if Mr. Griffith’s employment is terminated by us without cause, the Company elects not to renew the employment agreement, or Mr. Griffith terminates employment for good reason, in each case within 24 months following a “change in control” (as defined in the employment agreement), at the request of a third party participating in a change in control or otherwise in connection with a change in control, subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive: (i) an amount equal to 3 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 36 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. If payments to Mr. Griffith would constitute “parachute payments” within the meaning of Section 280G of the Code, the parachute payments will be reduced so as not to trigger the excise tax imposed by Section 4999 of the Code if it would leave Mr. Griffith in a better after-tax position.
Upon a termination of Mr. Griffith’s employment due to “disability” (as defined in the employment agreement), he will be entitled to receive: (i) an amount equal to 2 times the sum of (x) his annual base salary and (y) his target annual cash incentive bonus; (ii) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target; and (iii) a lump sum payment equal to 24 months’ of the monthly premiums to continue existing healthcare coverage under COBRA, grossed-up for any applicable taxes. Any amounts payable pursuant to subsection (i) of the foregoing sentence shall be reduced on a dollar-for-dollar basis by the amount Mr. Griffith is entitled to under any disability insurance plan sponsored by the Company or the Bank. Upon a termination of Mr. Griffith employment due to death, he will be entitled to receive: (i) full vesting of equity and phantom equity awards, with performance goals, if applicable, deemed met at target, and (ii) any earned but unpaid bonus.
Executive Change in Control Severance Plan
Effective July 15, 2020, the board approved the South Plains Financial, Inc. Executive Change in Control Severance Plan (the “Severance Plan”), which provides benefits to eligible employees in the event of certain terminations of employment in connection with a “change in control” (as defined in the Severance Plan). The Compensation Committee of the board selected Mr. Steven B. Crockett to participate in the Severance Plan.
The Severance Plan and Participation and Award Agreement entered into by Mr. Crockett provide that if an involuntary termination of Mr. Crockett’s employment (other than for death, disability or “cause” (as defined in the

Severance Plan)) or a resignation by Mr. Crockett for “good reason” (as defined in the Severance Plan) occurs during the twenty-four (24)-month period immediately following a change in control, then Mr. Crockett will be entitled to: (a) a single lump sum payment equal the sum of: (i) 1.5x his annual base salary; (ii) a pro-rata target annual bonus for the year in which the termination occurs; and (iii) 1.5x the annual total premium cost to cover Mr. Crockett and his eligible dependents, to the extent they were covered as of the termination date, under the Company’s health plan, plus (b) the acceleration of Mr. Crockett’s “equity awards” (as defined in the Severance Plan), with the performance goals relating to performance-based equity awards deemed achieved at target levels.
If the payments or benefits to be paid to Mr. Crockett under the Severance Plan together with any other payments the eligible employee has the right to receive would constitute a “parachute payment” under Section 280G of the Code, Mr. Crockett’s payments and benefits under the Severance Plan will be either (a) reduced (but not below zero) so that the present value of such total amounts and benefits will be $1.00 less than three (3) times the Mr. Crockett’s “base amount” (as defined in Section 280G(b)(3) of the Code) and so that no portion of such amounts will be subject to the excise tax imposed by Section 4999 of the Code, or (b) paid in full, whichever produces the better “net after-tax position” to Mr. Crockett.

Outstanding Equity Awards at Fiscal Year End
The following table provides information for each of our named executive officers regarding outstanding equity awards held by the named executive officers at December 31, 2022.
	Option awards				Stock awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Steven B. Crockett	6,000	—	$10.33	12/31/2023
	6,000	—	$5.88	12/31/2024
	6,000	—	$8.60	12/31/2025
	7,500	—	$10.93	12/31/2026
	7,500	—	$12.24	12/31/2027
	7,500	—	$13.88	12/31/2028
	7,500	—	$16.93	12/31/2028
	7,500	—	$19.05	12/31/2028
	19,510	6,504(2)	$16.00	8/21/2029
	10,186	10,186(3)	$20.93	2/19/2030
	4,052	12,158(4)	$19.62	2/24/2031
		10,851(5)	$29.19	2/16/2032
					2,266(6)	62,383
					2,329(7)	64,117
Curtis C. Griffith	9,000	—	$10.33	12/31/2023
	3,000	—	$5.88	12/31/2024
	3,000	—	$8.60	12/31/2025
	3,000	—	$10.93	12/31/2026
	3,000	—	$12.24	12/31/2027
	3,000	—	$13.88	12/31/2028
	3,000	—	$16.93	12/31/2028
	3,000	—	$19.05	12/31/2028
	21,497	458(8)	$19.98	12/18/2029
	16,341	6,070(9)	$20.93	2/19/2030
	8,894	9,668(10)	$18.95	1/4/2031
	—	13,340(11)	$29.46	1/19/2032
					4,243(12)	116,810
Cory T. Newsom	9,000	—	$10.33	12/31/2023
	9,000	—	$5.88	12/31/2024
	9,000	—	$8.60	12/31/2025
	12,000	—	$10.93	12/31/2026
	12,000	—	$12.24	12/31/2027
	12,000	—	$13.88	12/31/2028
	12,000	—	$16.93	12/31/2028
	15,000	—	$19.05	12/31/2028
	35,099	748(8)	$21.32	3/20/2029
	28,597	10,623(9)	$20.93	2/19/2030
	15,565	16,919(10)	$18.95	1/4/2031
	—	21,012(11)	$29.46	1/19/2032
					11,726(13)	322,817
					8,486(12)	233,620
(1)	Market value computed by multiplying the number of restricted stock units that have not vested by $27.53, which was the closing price of a share of the Company’s common stock on December 31, 2022.

(2)	Stock options vest on January 1, 2023.
(3)	Stock options vest one-half on each of January 1, 2023 and January 1, 2024.
(4)	Stock options vest one-third on each of January 1, 2023, January 1, 2024 and January 1, 2025.
(5)	Stock options vest one-fourth on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026.
(6)	Restricted stock units vest on January 1, 2023.
(7)	Restricted stock units vest on February 16, 2023.
(8)	Stock options vest on January 1, 2023.
(9)	Stock options vest pro rata on a monthly basis over the 13 months beginning on January 1, 2023.
(10)	Stock options vest pro rata on a monthly basis over the 25 months beginning on January 1, 2023.
(11)	Stock options vest one-fourth on January 1, 2023 and pro rata on a monthly basis over the next 36 months.
(12)	Restricted stock units vest on January 1, 2023.
(13)	Restricted stock units vest on March 20, 2023.
Potential Payment upon Termination or Change in Control
Payments to Mr. Newsom and Mr. Griffith in the event of a termination of employment with the Bank or upon a “change in control” (as defined in the employment agreements) are described above in “Employment Agreement with Cory T. Newsom,” and “Employment Agreement with Curtis C. Griffith.” Payments to Mr. Crockett in the event of a termination of employment with the Bank in connection with a “change in control” (as defined in the Severance Plan) are described above in “Executive Change in Control Severance Plan.” In addition, certain payments in connection with a termination of employment with the Bank or death for Mr. Newsom, Mr. Griffith and Mr. Crockett are described above in “Deferred Compensation.” Equity awards granted to our executive officers under the 2019 Plan generally vest upon (i) the executive officer’s disability (as defined in the 2019 Plan), (ii) the executive officer’s death, and (iii) immediately prior to a “change in control” (as defined in the 2019 Plan).
Director Compensation
Our board reviewed non-employee independent director compensation paid by our peers to establish the appropriate mix and amount of compensation payable to our non-employee directors. The following table sets forth information regarding 2022 compensation for each of our non-employee directors, including for director services at the Bank.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Richard D. Campbell	$98,750	$24,713	$—	$—	$—	$10,329	$133,792
Cynthia B. Keith	$73,750	$24,713	$—	$—	$—	$10,209	$108,672
Noe G. Valles	$73,750	$24,713	$—	$—	$—	$10,360	$108,823
Kyle R. Wargo	$83,750	$24,713	$—	$—	$—	$10,360	$118,823
(1)
Grant date fair value, as computed in accordance with ASC Topic 718 and the 2019 Equity Incentive Plan, of stock awards granted during 2022 to each non-employee director based on the per share closing price of the Company’s common stock on the date of grant.

(2)	Includes a tax gross-up related to a holiday gift to the directors in the amount of: $2,272 for Mr. Campbell, $2,246 for Ms. Keith, $2,279 for Mr. Valles, and $2,279 for Mr. Wargo.
Compensation Policies and Practices and Risk Management
We do not believe any risks arise from our compensation policies and practices for our executive officers and other employees that are reasonably likely to have a material adverse effect on our operations, results of operations or financial condition.

Equity Compensation Plan Information
The following table sets forth the number of securities to be issued upon exercise of outstanding options, warrants and rights; weighted average exercise price of outstanding options, warrants and rights; and the number of securities remaining available for future issuance under the 2019 Plan as of December 31, 2022:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	1,438,531	$15.17	1,649,373
Equity compensation plans not approved by security holders	—	—	—
Total	1,438,531	$15.17	1,649,373
(1)
The number of shares available for future issuance includes 1,649,373 shares available under the Company’s 2019 Equity Incentive Plan (which allows for the issuance of options, as well as various other stock-based awards).

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Certain Relationships
There are no family relationships between any of our directors or executive officers, as defined in Item 401 of Regulation S-K.
Policies and Procedures Regarding Related Person Transactions
Transactions by us or the Bank with related persons are subject to regulatory requirements and restrictions. These requirements and restrictions include Section 23A and Section 23B of the Federal Reserve Act and the Board of Governors of the Federal Reserve System’s (the “Federal Reserve”) Regulation W (which governs certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal shareholders). We have adopted policies to comply with these regulatory requirements and restrictions.
In addition, our board has adopted a written policy governing the approval of related person transactions that complies with all applicable requirements of the SEC and the NASDAQ Global Select Market concerning related person transactions. Related person transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related person has or will have a direct or indirect material interest. Related persons of the Company include directors (including nominees for election as directors), executive officers, beneficial holders of more than 5% of our capital stock and the immediate family members of these persons. Our Audit Committee, in consultation with outside counsel, as appropriate, will review potential related person transactions to determine if they are subject to the policy. In determining whether to approve a related person transaction, the Audit Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related person’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related person, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies. Our Related Person Transactions Policy is available on our website at www.spfi.bank.
In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2021, and each proposed transaction in which:
•	we have been or are to be a participant;
•	the amount involved exceeds or will exceed the lesser of (1) $120,000 or (2) 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Board Representation Agreement
In June 2011, we entered into a Stock Purchase Agreement with James C. Henry, a principal shareholder of the Company, and his spouse in connection with their purchase of approximately $15.0 million of our common stock in a private placement. Pursuant to that Stock Purchase Agreement, the Company agreed to nominate a representative of the Henrys to serve on the board of each of the Company and the Bank. Richard D. Campbell has served as that board representative since 2011. On March 7, 2019, the Company and the Henrys terminated the Stock Purchase Agreement and entered into a Board Representation Agreement that maintained the Henrys’ right to appoint a representative to our board and to the board of the Bank. Pursuant to the Board Representation Agreement, for so long as the Henrys, or a lineal descendant of the Henrys, or an entity formed for their benefit, holds in aggregate 5.0% or more of our outstanding shares of common stock, the Company must nominate their representative to serve on the board of each of the Company and the Bank, subject to any required regulatory and shareholder approvals.
Private Sales of Subordinated Debt
In December 2018, we conducted an exchange offering pursuant to which we exchanged existing subordinated debt, due 2024, for newly issued ten- and twelve-year subordinated debt, due 2028 and 2030, respectively, and sold additional newly issued subordinated debt. In this offering, Richard D. Campbell, a director, and his spouse exchanged $250,000 in principal amount of existing subordinated debt, due 2024, for $250,000 in principal amount of newly issued debt, due 2030 on the same terms and conditions as offered to other qualified investors. Certain of our directors also participated in the exchange offering in principal amounts less than $120,000 and on the same terms and conditions as offered to other qualified investors.
Stock Repurchase
During 2022, the Company had an active stock repurchase program approved by the board of directors of the Company, which provided for the repurchase of common stock through open market purchases or privately negotiated transactions. On August 29, 2022, the Company repurchased 75,000 shares of common stock for approximately $2.0 million (or an average cost per share of $26.57) in a private transaction with Mr. Curtis C. Griffith, the Chairman and Chief Executive Officer of the Company. The repurchase was approved by the board of directors of the Company, with Mr. Griffith recused, and the repurchase was part of the Company’s stock repurchase program. The Company believes that the terms of this transaction was comparable to and no more favorable than the terms that could have been obtained in an arm’s length transaction with an unrelated party.
Other Transactions
The Company has purchased office furniture, fixtures and equipment for various bank locations from 1st Class Solutions, an entity in which Kim Newsom, the wife of Cory T. Newsom, a director and the President of the Company, has a majority ownership interest. Mr. Newsom also owns a minority interest in 1st Class Solutions. The purchases by the Company totaled approximately $359,000 and $81,000 in the years ended December 31, 2022 and 2021, respectively. All purchases from 1st Class Solutions received prior approval of the board of the Bank, with Mr. Newsom abstaining from the vote. We believe the terms of each of the transactions described above are no less favorable to us than we could have obtained from an unaffiliated third party. We expect to continue to engage in similar transactions in the ordinary course of business with our directors, executive officers, principal shareholders and their associates. All related party transactions will be reviewed and approved in accordance with our Related Person Transaction Policy.
Ordinary Banking Relationships
Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with us or the Bank in the ordinary course of business. These transactions include deposits, loans, wealth management products and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. Any loans we originate with officers, directors and principal shareholders, as well as their immediate family members and affiliates, are approved by our board in accordance with the Bank’s regulatory requirements.
Cory T. Newsom, our President, has no familial relationship with Mikella D. Newsom, our Chief Risk Officer and Secretary.
As of the date of this prospectus, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.

BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK BY MANAGEMENT AND
PRINCIPAL SHAREHOLDERS OF THE COMPANY
The following table provides information regarding the beneficial ownership of our common stock as of March 21, 2023 for:
•	each of our directors;
•	each of our executive officers;
•	all of our directors and executive officers as a group; and
•	each shareholder who beneficially owns more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within sixty (60) days. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.
The percentage of beneficial ownership is based on 17,054,768 shares of our common stock outstanding as of March 21, 2023.
Except as indicated below, the address for each shareholder listed in the table below is: South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79407.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Directors and executive officers:
Richard D. Campbell(1)	1,691,925	9.92%
Steven B. Crockett(2)	170,462	*%
Kelly L. Deterding(3)	42,768	*%
Curtis C. Griffith(4)	2,056,166	12.00%
Cynthia B. Keith(5)	7,912	*%
Cory T. Newsom(6)	445,580	2.59%
Mikella D. Newsom(7)	108,806	*%
Noe G. Valles(8)	142,512	*%
Kyle R. Wargo(9)	11,912	*%
Directors & executive officers as a group (9 individuals)	4,678,043	26.75%
Principal shareholders:
Henry TAW LP(10)	1,643,786	9.64%
BlackRock, Inc.(11)	1,178,454	6.91%
*	Represents ownership of less than 1%
(1)
Includes (i) 7,223 shares held individually by Mr. Campbell, (ii) 40,000 shares held by Racham Investment Group LLC, over which Mr. Campbell is a member, (iii) 1,683,786 shares owned by Henry TAW LP, and (iv) 916 nonvested shares of restricted stock. All of the shares owned by Henry TAW LP are subject to a voting agreement and irrevocable proxy pursuant to which Mr. Campbell exercises voting authority, and includes 1,683,786 shares pledged to J.P. Morgan Chase.

(2)	Includes (i) 60.359 shares held individually by Mr. Crockett, (ii) 83,641, shares underlying vested options, and (iii) 2,493 nonvested shares of restricted stock.
(3)	Includes (i) 25,022 shares held individually by Mr. Deterding, (ii) 16,924 shares underlying vested options, and (iii) 822 nonvested shares of restricted stock.
(4)
Includes (i) 1,530,723 shares held individually by Mr. Griffith, (ii) 87,000 shares held in the Richard Thomas White 2021 Trust, over which Mr. Griffith serves as trustee, (iii) 87,000 shares held in the Birdie Lucille White 2021 Trust, over which Mr. Griffith serves as trustee, (iv) 87,000 shares held in the William Hogan White 2021 Trust, over which Mr. Griffith serves as trustee, (v) 87,000 shares held in the Sydney Suzanne Griffith 2021 Trust, over which Mr. Griffith serves as trustee, (vi) 87,000 shares held in the Johnathan Brockway Griffith 2021 Trust, over which Mr. Griffith serves as trustee, (vii) 85,903 shares underlying options that are vested or will be vested within 60 days, and (viii) 4,540 nonvested shares of restricted stock. Includes 1,350,000 shares pledged as security for personal loans. Does not include (i) 435,000 shares that are held in the Curtis C. Griffith 2021 Irrevocable Trust, over which Mr. Griffith’s spouse serves as trustee, which Mr. Griffith has disclaimed beneficial ownership, and (ii) 46,350 shares owned directly by Mr. Griffith’s spouse, which Mr. Griffith has disclaimed beneficial ownership.

(5)	Includes (i) 6,996 shares held individually by Ms. Keith and (ii) 916 nonvested shares of restricted stock.
(6)
Includes (i) 162,486 shares held individually by Mr. Newsom, (ii) 750 shares held for the benefit of Mr. Newsom’s minor child, (iii) 184,483 shares underlying options that are vested or will be vested within 60 days, and (iv) 20,807 nonvested shares of restricted stock. Includes 140,500 pledged shares as security for personal loans.

(7)
Includes (i) 21,860 shares held individually by Ms. Newsom, (ii) 43,549 shares underlying vested options, (iii) 4,255 nonvested shares of restricted stock, (iv) 14,236 shares held by Ms. Newsom’s spouse, (v) 23,737 shares underlying vested options, and (vi) 1,169 nonvested shares of restricted stock.

(8)	Includes (i) 141,596 shares held individually by Mr. Valles and (ii) 916 nonvested shares of restricted stock.
(9)	Includes (i) 10,996 shares held individually by Mr. Wargo and (ii) 916 nonvested shares of restricted stock.
(10)	All of the 1,643,786 shares held by Henry TAW LP are subject to a voting agreement and irrevocable proxy pursuant to which Richard D. Campbell exercises voting authority.
(11)
Based on information as of December 31, 2022, obtained from a Schedule 13G/A filed with the SEC on or about January 31, 2023, by BlackRock, Inc., located at 55 East 52nd Street, New York, New York 10055 (“BlackRock”). BlackRock reported in its Schedule 13G/A that it has sole voting power over 1,124,921 shares, sole dispositive power over 1,178,454 shares and no shared voting power or shared dispositive power over any shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in BlackRock’s Schedule 13G/A.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our equity securities, including our common stock with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all reports they file pursuant to Section 16.
Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2022, our officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that Curtis C. Griffith filed one Form 4 late with respect to a transaction occurring on December 31, 2021, for which a Form 4 was not filed until January 5, 2022. The failure to timely file was inadvertent and has been corrected.

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee operates pursuant to a written charter adopted March 6, 2019, a current version of the Audit Committee Charter can be accessed on our website https://www.spfi.bank/corporate-governance/documents-charters. Each member of the Audit Committee (1) is an independent director under NASDAQ Stock Market rules, (2) satisfies the additional independence standards under applicable SEC rules for Audit Committee service, and (3) has the ability to read and understand fundamental financial statements. Consistent with the Audit Committee’s charter, the primary purposes of the Audit Committee are to oversee the financial reporting processes of the Company and the audits of the Company’s financial statements and, in that regard, assist the board in its oversight of: (i) the performance of the Company’s independent registered public accounting firm that audits and reports on the Company’s consolidated financial statements; (ii) the internal audit function; (iii) the integrity of the Company’s financial statements; and (iv) the system of internal controls of the Company. The Audit Committee relies on (i) the integrity of those persons and organizations within and outside the Company from which it receives information absent actual knowledge to the contrary, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary and (iii) statements made by management or third parties as to any information technology, internal audit, and other non-audit services provided by FORVIS, LLP to the Company. In fulfilling its oversight responsibilities, the Audit Committee:
(1)	reviewed and discussed with management the audited financial statements for the year ended December 31, 2022;
(2)
oversaw the annual independent audit of the Company’s financial statements, including the Company’s internal control over financial reporting as required by the Federal Deposit Insurance Corporation Improvement Act of 1991, the engagement, compensation, and retention of the independent registered public accounting firm, and the evaluation of the independent registered public accounting firm’s qualifications, independence, and performance;

(3)
discussed with the Company’s independent registered public accounting firm, FORVIS, LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

(4)
received the written disclosures and the letter from FORVIS, LLP required by applicable requirements of the PCAOB regarding FORVIS, LLP’s communications with the Audit Committee concerning independence, and discussed with FORVIS, LLP its independence; and

(5)	reviewed and discussed the adequacy of the internal controls of the Company with management and the internal audit department.
The board has adopted a written Whistleblower Policy that is intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal financial controls or the accuracy or completeness of financial or other information related to our financial statements. A current version of the Whistleblower Policy can be accessed on our website https://www.spfi.bank/corporate-governance/documents-charters.
Based on the review and discussions referred to above, the Audit Committee recommended to the board that the audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.
Submitted by the Audit Committee of the board:

Kyle R. Wargo (Audit Committee Chairman)
Richard D. Campbell
Cynthia B. Keith

INDEPENDENT AUDITORS
The Audit Committee has recommended, and the board appointed, FORVIS, LLP as our independent auditors to audit the consolidated financial statements of the Company for the 2023 fiscal year. FORVIS, LLP served as our independent auditors for the 2022 fiscal year and reported on the Company’s consolidated financial statements for that year.
Audit Committee Pre-Approval
The Charter of the Audit Committee provides the Audit Committee with the authority to pre-approve, or to adopt appropriate procedures to pre-approve, all auditing services (which, if applicable, may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by its independent auditors. In addition, the Audit Committee has the authority to pre-approve the Company’s independent auditors’ annual engagement letter, including the proposed fees and terms contained therein.
Fees Billed by Independent Registered Public Accounting Firm
The Audit Committee has reviewed the following audit and non-audit fees billed to the Company by FORVIS, LLP for 2022 and 2021 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence, and concluded that such fees did not impair FORVIS, LLP’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by FORVIS, LLP for the benefit of the Company before the services are performed, including all of the services described under “Audit Fees” and “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below. The Audit Committee has pre-approved all of the services provided by FORVIS, LLP to the Company in accordance with the policies and procedures described in the section titled “—Audit Committee Pre-Approval.”
	For the Years Ended December 31,
	2022	2021
Audit Fees	$211,823	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(1)	—	112,857
Total Fees	$211,823	$112,857
(1)	All other fees consist of loan review services prior to being appointed as the Company’s independent registered public accounting firm.
The table below sets forth the audit and non-audit fees billed to the Company by Weaver and Tidwell, L.L.P (“Weaver”) for 2022 and 2021. As reported in the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2021, and as amended on March 11, 2022, the Audit Committee approved the dismissal of Weaver as the Company’s independent registered public accounting firm, upon completion of its procedures on the financial statements of the Company as of and for the year ending December 31, 2021 and immediately following the Company’s filing of its Annual Report on Form 10-K for the year ending December 31, 2021. The Audit Committee appointed FORVIS, LLP (f/k/a BKD, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
	For the Years Ended December 31,
	2022	2021
Audit Fees	$224,971	$297,725
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$224,971	$297,725

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING
If a shareholder desires to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2024 annual meeting of shareholders, such proposal and supporting statements, if any, must be received by us at the Company’s principal executive office no later than December 6, 2023 unless the date of the Company’s 2024 annual meeting of shareholders is changed by more than 30 days from May 16, 2024 (the one-year anniversary date of the 2023 annual meeting), in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials. Any such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act.
In addition, our bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting, including nominations of persons for election to the board, notice must be received by the Secretary of the Company at the address below not less than thirty (30) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event less than thirty (30) days’ notice or prior disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder(s) to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such disclosure was made.
All notices to us must also provide certain information set forth in the Company’s bylaws. A copy of the Company’s bylaws may be obtained upon written request to the Secretary of the Company.
All shareholder proposals and nominations should be submitted to the Secretary of the Company at South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79407, Attention: Corporate Secretary.

OTHER MATTERS
The board does not intend to bring any other matter before the annual meeting and does not know of any other matters that are to be presented for action at the annual meeting. However, if any other matter does properly come before the annual meeting or any adjournment(s) or postponement(s) thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
You are cordially invited to attend the annual meeting. Regardless of whether you plan to attend the annual meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.
By Order of the Board of Directors
Curtis C. Griffith
Curtis C. Griffith
Chairman and Chief Executive Officer
Lubbock, Texas
April 5, 2023

APPENDIX A
SOUTH PLAINS FINANCIAL, INC.
2023 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I
PURPOSE
The purpose of the Plan is to assist Eligible Employees of the Company, and its Subsidiaries to acquire a stock ownership interest in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutual interest between employees and the Company’s stockholders. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, although the Company makes no undertaking or representation to maintain such qualification.
ARTICLE II
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Account” shall mean a bookkeeping account maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Stock under the Plan.
2.2 “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in ARTICLE III.
2.3 “Board” shall mean the Board of Directors of the Company.
2.4 “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.
2.5 “Committee” means the committee of the Board described in ARTICLE III.
2.6 “Company” shall mean South Plains Financial, Inc., a Texas corporation.
2.7 “Compensation” shall mean any cash compensation a Participant receives for services rendered to the Company or any Designated Subsidiary, including hourly wages, salary, overtime pay, variable pay, sales commissions, bereavement pay, payments for jury duty service, sick pay and vacation pay, referral pay, retroactive pay, training pay and other amounts paid in cash to a Participant through the Company’s or any Designated Subsidiary’s payroll system, before any salary deferral contributions made by the Participant to any tax-qualified or nonqualified deferred compensation plan. Compensation shall not include the following:
(a) Contributions made by the Company or any Designated Subsidiary to a plan of deferred compensation or any benefit plan (including any 401(k), welfare or retirement plan). In addition, any distributions from a plan of deferred compensation (whether or not qualified) or other benefit plan (including long term or short term disability payments and workmen’s compensation payments) are excluded from Compensation under the Plan.
(b) Amounts received as incentive bonus compensation (other than sales commissions), bonuses or other similar compensation paid on a discretionary basis.
(c) Amounts realized from the exercise of a stock option, stock appreciation rights, release of restricted stock, or performance awards, including amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.
(d) Amounts reimbursed for relocation and tuition expenses (whether or not such amounts are includible in gross income of the Employee when reimbursed).
(e) Amounts paid in a form other than cash, fringe benefits (including auto allowances and relocation payments), employee discounts, expense reimbursement or allowances, and other forms of imputed income.
2.8 “Contributions” shall mean the amount of Compensation contributed by a Participant through payroll deductions or such other mode(s) of contribution approved by the Administrator where payroll deductions are prohibited under local law or administratively unfeasible to fund the purchase of Stock pursuant to an Option.
1

2.9 “Corporate Transaction” shall mean a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.
2.10 “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(d).
2.11 “Effective Date” shall mean the date on which the Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 13.1.
2.12 “Eligible Employee” shall mean every Employee of the Company and each Designated Subsidiary except the following:
(a) an Employee who, immediately after any rights under the Plan are granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code);
(b) an Employee whose customary employment is less than twenty hours per week;
(c) an Employee whose customary employment is for five months or less in any calendar year; and
(d) an Employee who has not satisfied a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two (2) years); and
(e) an Employee who is a highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code; provided however, that the limitation contained in this Section 2.12(e) shall only apply to the extent the Administrator expressly provides for such limitation, and then, such limitation shall only apply to such Offering Period.
For purposes of clause (a) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.
2.13 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code or, for individuals performing services outside of the United States, as defined in accordance with applicable local law) of the Company or any Designated Subsidiary.
2.14 “Enrollment Date” shall mean the first Trading Day of each Offering Period.
2.15 “Enrollment Period” shall mean that period of time prescribed by the Administrator, which period shall conclude prior to the Enrollment Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.
2.16 “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be as follows:
(a) If Stock is traded on any established national securities exchange, the closing price (in regular trading) of a share of Stock quoted on such exchange on that date, or, if no sales of Stock were reported on that date, the closing price (in regular trading) on the last preceding date on which sales were reported;
(b) If Stock is not traded on an exchange but is quoted on a national market or other quotation system, the closing price of a share of Stock on the automated quotation system on that date, or, if no sales of Stock were reported on that date, the closing price on the last preceding date on which such sale was reported; or
(c) If none of the above is applicable, such amount as may be determined by the Administrator in good faith, to be the fair market value per share of Stock.
2.17 “Non-Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of the Plan, pursuant to which Options that do not satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan.
2

2.18 “Offering” shall mean a Section 423 Offering or a Non-Section 423 Offering of a right to purchase Stock under the Plan during an Offering Period as further described in ARTICLE V.
2.19 “Offering Period” shall mean a period with respect to which the right to purchase Stock may be granted under the Plan, which may include a Non-Section 423 Offering, as determined pursuant to ARTICLE V.
2.20 “Option” shall mean the right to purchase Stock granted to a Participant pursuant to an Offering made under the Plan.
2.21 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Parent” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(e) of the Code.
2.22 “Participant” means any Eligible Employee who is actively participating in the Plan.
2.23 “Plan” shall mean this South Plains Financial, Inc. 2023 Employee Stock Purchase Plan, as it may be amended from time to time.
2.24 “Purchase Date” shall mean the last Trading Day of each Offering Period.
2.25 “Purchase Price” shall mean an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Administrator) of the Fair Market Value of a share of Stock on the Enrollment Date and (ii) eighty-five percent (85%) (or such greater percentage as designated by the Administrator) of the Fair Market Value of a share of Stock on the Purchase Date; provided, that the Purchase Price shall not be less than the par value of a share of Stock.
2.26 “Section 423 Offering” shall mean the rules, procedures, or sub-plans, if any, adopted by the Administrator as part of the Plan, pursuant to which Options that satisfy the requirements for “employee stock purchase plans” that are set forth under Section 423 of the Code may be granted to Eligible Employees of a Designated Subsidiary as a separate offering under the Plan. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan in a Section 423 Offering shall have the same rights and privileges.
2.27 “Stock” means the common stock, $1.00 par value, of the Company.
2.28 “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The definition of “Subsidiary” is intended to, and shall be construed and applied, to coincide and conform with the definition of “subsidiary” under Section 424(f) of the Code.
2.29 “Trading Day” shall mean any day on which the national stock exchange upon which the Stock is listed is open for trading or, if the Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Administrator in good faith.
ARTICLE III
ADMINISTRATION
3.1 Administrator. Unless otherwise delegated by the Board, the Compensation Committee of the Board shall be both the Committee and the Administrator, subject to further delegation from the Compensation Committee. The Committee shall be constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled only by the Board.
3.2 Action by the Administrator. A majority of the Committee shall constitute a quorum for purposes of any actions taken as the Administrator. The acts of a majority of the Committee members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Administrator. When acting as the Administrator, each member of the Committee is entitled to, in good faith, rely or act upon any report or other
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information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the operation, administration and interpretation of the Plan.
3.3 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:
(a) determine when and how rights to purchase stock of the Company shall be granted and the provisions of each Offering of such rights (which need not be identical), including establishing the timing and length of Offering Periods and establishing minimum and maximum contribution rates;
(b) establish new or changing limits on the number of shares of Stock an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;
(c) establish, in its sole discretion, sub-plans of the Plan (and separate Offerings thereunder) for the purposes of effectuating Non-Section 423 Offerings. To the extent permitted under applicable law, the Administrator may delegate its authority and responsibilities hereunder to an appropriate sub-committee consisting of one or more officers of the Company;
(d) designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company;
(e) construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration;
(f) correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;
(g) amend the Plan as provided in ARTICLE XIII; and
(h) exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
The Administrator shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Administrator deems appropriate.
3.4 Decisions Binding. The Administrator’s interpretation of the Plan, any Options granted pursuant to the Plan, and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE IV
SHARES SUBJECT TO THE PLAN
4.1 Number of Shares. Subject to ARTICLE XII, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be one million (i.e., 1,000,000) shares of Stock. If any Option granted under the Plan shall for any reason terminates without having been exercised, the Stock not purchased under such Option shall again become available for the Plan. For avoidance of doubt, the limitation set forth in this paragraph may be used to satisfy purchases of shares of Stock under either a Section 423 Offering or a Non-Section 423 Offering.
4.2 Individual Share Limit. Notwithstanding anything herein to the contrary, and in addition to the limitation set forth in Section 8.4, below, the maximum shares of Stock that may be acquired by a Participant pursuant to an Option for each Offering Period is 1,200 shares of Stock. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock an Eligible Employee may purchase on the Purchase Date of each Offering Period.
4.3 Stock Distributed. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.
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ARTICLE V
OFFERING PERIODS
The Administrator may from time to time grant Options to purchase Stock of the Company under the Plan to Eligible Employees during one or more Offering Periods selected by the Administrator commencing on an Enrollment Date. For purposes of the Plan, the Administrator may establish separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Designated Subsidiaries may participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. In the event an Offering Period is not designated by the Administrator, the right to purchase Stock under the Plan shall be granted twice each year on or about January 1st and July 1st of each calendar year and the term of the Offering Period shall be six (6) months; provided however, that the first Offering Period shall commence on July 1, 2023 and end on December 31, 2023. The Administrator shall have the authority to change the duration, frequency, start and end dates of Offering Periods.
ARTICLE VI
PARTICIPATION
6.1 Eligibility. Unless otherwise determined by the Administrator in a manner consistent with Section 423 of the Code, any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this ARTICLE VI and the limitations imposed by Section 423(b) of the Code.
6.2 Enrollment. Except as otherwise designated by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period during the Enrollment Period prior to the beginning of the Offering Period to which it relates. An election to participate in the Plan shall be made by completing the online enrollment process through the Company’s designated Plan broker (or such other enrollment procedures that the Administrator may establish in its sole discretion). A payroll deduction authorization will be effective for the first Offering Period following the completion of the enrollment process.
6.3 No Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of payroll deductions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under ARTICLE VII, unless (i) the Participant has elected to withdraw from the Plan in accordance with Section 10.1, (ii) the Participant authorization is modified by completing a subsequent online enrollment process in accordance with this ARTICLE VI, (iii) the Participant’s employment has terminated, or (iv) the Participant is ineligible to participate in the next Offering Period. A Participant must complete the enrollment process for each Offering Period, as elections will not carryover from one Offering Period to the next.
6.4 Non-U.S. Employees. An Eligible Employee who is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States, for tax purposes or otherwise) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is prohibited under applicable law, or is not advisable or practicable for any reason.
ARTICLE VII
PAYROLL DEDUCTIONS
7.1 Payroll Deductions. During the online enrollment process, an Eligible Employee shall authorize a Contribution amount to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during an Offering Period as payroll deductions under the Plan. The Contribution shall be designated in a whole percentage between one percent (1%) and ten percent (10%) of the Eligible Employee’s Compensation (or such other maximum percentage as the Administrator may establish from time to time before an Offering Period begins) to be deducted on each payday during an Offering Period and credited to the Participant’s Account for the purchase of Stock pursuant to the Offering. The Company or the Designated Subsidiary shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold
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such amounts in a trust or in any segregated account. Unless expressly permitted by the Administrator, a Participant may not make any separate Contributions or payments to the Plan.
7.2 Election Changes. A Participant may elect to have Contributions completely discontinued at any time, but an election to discontinue Contributions during an Offering Period shall be deemed to be an election to withdraw pursuant to Section 10.1. No change in Contributions other than complete discontinuance can be made during an Offering Period, and, specifically, once an Offering Period has commenced, a Participant may not alter the rate of his or her Contribution for such offering.
7.3 Frequency of Payroll Deductions. Except as otherwise designated by the Administrator, payroll deductions for a Participant shall commence on the first payroll on or following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in ARTICLE X.
7.4 Insufficient Payroll Deductions. If in any payroll period a Participant’s Compensation is insufficient (after other authorized deductions) to permit a Contribution, no Contribution shall be made on the effected payroll date. Deduction of the full amount originally elected by the Participant will recommence as soon as his or her Compensation is sufficient to permit such Contribution; provided, however, no additional amounts will be deducted on any future payroll date to satisfy missed Contributions that occurred during the payroll periods with insufficient Contributions.
7.5 Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 8.4, a Participant’s Contributions may be suspended by the Administrator at any time during an Offering Period.
ARTICLE VIII
GRANT AND EXERCISE OF RIGHTS
8.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall, subject to the maximum number of shares of Stock specified under Section 4.2 and the provisions of Section 8.4, be granted an Option to purchase that number of shares of Stock equal to the quotient of (i) the aggregate Contributions authorized to be withheld by such Participant in accordance with Section 7.1 for such Offering Period and held in the Participant’s Account, divided by (ii) the Purchase Price.
8.2 Exercise of Rights. Subject to the limitations set forth in Section 8.4, each Participant in the Plan automatically and without any further action will be deemed to have exercised the Participant’s Option on each Purchase Date, to the extent that the balance then in the Participant’s Account under the Plan is sufficient to purchase at the Purchase Price the whole number of shares of Stock subject to the Option granted to such Participant under the Plan for such Offering Period. No fractional shares shall be issued on the exercise of rights granted under the Plan.
8.3 Excess Account Balances. Any amounts remaining in a Participant’s Account as of any Purchase Date after the purchase of Stock shall be distributed to the Participant, without interest, as soon as practicable after the Purchase Date; provided, however, that any amounts attributable to any fractional share that was not purchased on the Purchase Date shall be carried over to the next Offering Period unless the Participant has elected to withdraw from the Plan in accordance with Section 10.1. Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish alternative means for treating amounts remaining in Participant Accounts following any Purchase Date to the extent consistent with applicable law.
8.4 Limitation on Purchase of Stock. In addition to the limitations set forth in Section 4.2, above, an Eligible Employee may not be granted an Option under the Plan if such Option, (together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code), excluding Options granted pursuant to any Non-Section 423 Offering, permits such Eligible Employee to purchase Stock of the Company or any Parent or Subsidiary at a rate which exceeds $25,000 of fair market value of such Stock (determined as of the first day of the Offering Period during which such Option is granted) for each calendar year in which such Option is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.
8.5 Five Percent Limit. An Eligible Employee may not be granted an Option to purchase Stock under the Plan if such Participant (directly or through attribution), immediately after such Option is granted, would own or hold options to purchase Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its Parent, or any of its Subsidiaries.
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8.6 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to Options are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom Options to purchase Stock are to be exercised pursuant to this ARTICLE VIII on such Purchase Date. The Company may make pro rata allocation of the shares of Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of Stock shall be paid to such Participant in one lump sum in cash, without interest, as soon as reasonably practicable after the Purchase Date.
8.7 Withholding. At the time a Participant’s Option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant shall make adequate provision for the Company’s federal, state, local, non-U.S. or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Stock in accordance with such procedures and withholding methods that may be established by the Administrator in its sole discretion. At any time, the Company or a Designated Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation or other amounts payable to the Participant the amount necessary to meet applicable withholding obligations, including any withholding required to make available to the Company or a Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.
ARTICLE IX
ISSUANCE OF STOCK
9.1 Brokerage Account or Plan Share Account. By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Administrator. Alternatively, the Administrator may provide for Plan share accounts for each Participant to be established by the Company or by an outside entity selected by the Administrator that is not a brokerage firm. Stock purchased by a Participant pursuant to the Plan shall be held in the Participant’s brokerage or Plan share account. Participants may be required to enter into agreements and authorizations (the terms of which may include, without limitation, conditions or restrictions on the transfer of shares of Stock from Participants’ brokerage accounts) with the Plan broker selected by the Administrator and the Company as the Company may prescribe.
9.2 Conditions upon Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:
(a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed;
(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and
(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.
ARTICLE X
WITHDRAWAL
10.1 Withdrawal. A Participant may withdraw all, but not less than all, of the Contributions credited such Participant’s Account and not yet used to exercise such Participant’s Option under the Plan at any time by completing
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the appropriate online withdrawal process through the Company’s designated Plan broker or contacting the Company. A notice of withdrawal must be received no later than the last day of the month immediately preceding the month of the Purchase Date. Upon receipt of such notice, Contributions on behalf of the Participant shall be discontinued and no payroll deductions will be made during a succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.2. All of the Participant’s Contributions credited to such Participant’s Account during the Offering Period shall be paid to such Participant, without interest, as soon as reasonably practicable.
10.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
ARTICLE XI
TERMINATION OF EMPLOYMENT OR ELIGIBILITY
11.1 General. If the employment of a Participant terminates prior to the Purchase Date relating to a particular Offering Period for any reason, including retirement, death or failure of a Participant to remain an Eligible Employee of the Company or of a Designated Subsidiary, participation in the Plan immediately and without any act on the part of the Participant shall terminate. Following the Participant’s termination of employment as described above, the Company will refund to the Participant or, in the case of the death of the Participant, the person or persons entitled thereto, any unused Contributions credited to the Participant’s Account during the Offering Period, without interest, and thereupon the Participant’s Option shall terminate.
11.2 Transfer of Employment. A Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or any Designated Subsidiary (including transfers between Designated Subsidiaries) participating in a Section 423 Offering will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, if a Participant transfers from a Section 423 Offering to a Non-Section 423 Offering (or vice versa) or between Non-Section 423 Offerings, the Participant will be treated as having withdrawn from the Offering Period in accordance with ARTICLE X, unless otherwise determined by the Administrator in its sole decision and in accordance with applicable law.
11.3 Leave of Absence.
(a) During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2), a Participant’s elected Contributions shall continue.
(b) If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-1(h)(2), then Contributions on behalf of the Participant shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator or required by applicable law). Any amounts credited to the Participant’s Account may be used to purchase Stock on the next applicable Purchase Date.
(c) If a Participant takes a leave of absence that is not described in Section 11.3(a) or 11.3(b), then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof.
Further, notwithstanding the preceding provisions of this Section 11.3, if a Participant takes a leave of absence and such leave of absence exceeds ninety (90) days, then the Participant shall be considered to have withdrawn from the Plan in accordance with ARTICLE X hereof on the ninety-first (91st) day of such leave of absence; provided, however, that if the Participant’s right to employment is guaranteed either by statute or contract, then such ninety (90)-day period shall be extended until the last day upon which such reemployment rights are so guaranteed.
ARTICLE XII
ADJUSTMENTS UPON CHANGES IN STOCK
12.1 Changes in Capitalization. In the event that any change is made in the Stock by reason of any stock dividend or by reason of subdivision, stock split, reverse stock split, combination or exchange of shares, recapitalization, reorganization, reclassification of shares, or any other similar corporate event affecting the Stock, appropriate action will be taken by the Board to make such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares
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of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations established pursuant to Section 4.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding Options; and (iii) the Purchase Price with respect to any outstanding Options.
12.2 Dissolution or Liquidation. Unless otherwise determined by the Administrator, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Administrator will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.1.
12.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the Option, the Offering Period with respect to which the Option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Administrator will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.1.
12.4 No Adjustment under Certain Circumstances. No adjustment or action described in this ARTICLE XII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.
12.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator or the Board under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an outstanding Option or the Purchase Price of the Stock subject to an outstanding Option.
ARTICLE XIII
AMENDMENT, MODIFICATION AND TERMINATION
13.1 Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.
13.2 Term of the Plan. The Plan shall become effective on the Effective Date, and unless earlier terminated pursuant of Section 13.1, shall have a term of ten (10) years.
13.3 Amendment, Modification and Termination. The Administrator or the Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason; provided, however, that if stockholder approval is required pursuant to the Code, United States federal securities laws or regulations, or the rules or regulations of the New York Stock Exchange (or any other securities exchange on which the Stock is listed or traded), then no such amendment shall be effective unless approved by the Company’s stockholders within such time period and manner as may be required. If the Plan is terminated, the Administrator may elect to terminate all outstanding Offering Periods either immediately or once shares of Stock have been purchased on the next Purchase Date (which may, in the discretion of the Administrator, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with ARTICLE XII). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Stock will be returned to Participants, without interest, as soon as administratively practicable.
13.4 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a
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Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution authorizations, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
ARTICLE XIV
SECTION 409A OF THE CODE; TAX QUALIFICATION
14.1 Section 409A of the Code. Options to purchase Stock granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such Options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Option to purchase Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the right to purchase Stock under the Plan is compliant with Section 409A of the Code.
14.2 Tax Qualification. Although the Company may endeavor to (i) qualify an Option to purchase Stock for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in the Plan, including Section 14.1 above. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant’s under the Plan.
ARTICLE XV
MISCELLANEOUS
15.1 Restriction upon Assignment. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an Option or any rights to receive Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15.5 hereof) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, and the Company will treat such act as an election to withdraw Participant’s entire Account in accordance with ARTICLE X. An Option granted under the Plan shall not be transferable and is exercisable during the Participant’s lifetime only by the Participant.
15.2 Rights as a Stockholder. With respect to shares of Stock subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been recorded in the books of the brokerage firm selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein. Unless otherwise determined by the Administrator or required by applicable law, the Company shall not deliver to any Participant any certificates evidencing Stock issued in connection with any purchase under the Plan.
15.3 Participant Accounts. No interest shall accrue on any amounts credited to a Participant Account. All payroll deductions or lump sum contributions of a Participant under the Plan will be deposited with the general funds of the Company and may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deduction amounts.
15.4 Currency Conversion. Eligible Employees who are paid in currency other than U.S. dollars, and who contribute such currency to the Plan through contributions or payroll deductions will have such amounts converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the
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Administrator for each Offering and as may be specified pursuant to any sub-plan established under the Plan. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering result in the acquisition of shares of Stock below the Purchase Price. Each Eligible Employee shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Eligible Employee amounts are converted to U.S. dollars and the Purchase Date.
15.5 Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Stock and cash in respect of any fractional shares of Stock, if any, from the Participant’s Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.
15.6 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
15.7 Statements. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Stock purchased and the remaining cash balance, if any.
15.8 No Rights to Continued Service. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ or service of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment or service of any person (including any Eligible Employee or Participant) at any time, with or without cause.
15.9 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.
15.10 Entire Plan. The Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.
15.11 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.
15.12 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, the provisions shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.
15.13 Governing Law. The validity and enforceability of the Plan shall be governed by and construed in accordance with the laws of the State of Texas without regard to otherwise governing principles of conflicts of law.
15.14 Minimum Regulatory Capital Requirements. Notwithstanding any provision of the Plan or any agreement to the contrary, all Awards granted under the Plan will expire, to the extent not exercised or settled (as applicable), within 45 days following the receipt of notice from the Company’s primary federal or state regulator (“Regulator”) that (i) the Company has not maintained its minimum capital requirements (as determined by the Regulator); and (ii) the Regulator is requiring termination or forfeiture of Awards. Upon receipt of such notice from the Regulator, the Company will promptly notify each Participant that all Awards issued under the Plan have become fully vested to the full extent of the grant and that the Awards must be settled prior to the end of the 45-day period or such earlier period as may be specified by the Regulator or such Awards will be forfeited. In case of forfeiture, no Participant will have a cause of action, of any kind or nature, with respect to the forfeiture against the Company or any Parent or Subsidiary. Neither the Company, nor any Parent or Subsidiary will be liable to any Participant due to the failure or inability of the Company to provide adequate notice to the Participant.
15.15 Compensation Recoupment. All compensation and Awards payable or paid under the Plan and any sub-plans will be subject to the Company’s ability to recover incentive-based compensation from executive officers, as is or may be required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any regulations or rules promulgated thereunder, or any other “clawback” provision required by applicable law or the listing standards of any applicable stock exchange or national market system.
* * * * *
11

South Plains Financial, Inc.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O SOUTH PLAINS FINANCIAL, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/SPFI2023**

You may attend the meeting via the internet and vote during the meeting. Please have your sixteen-digit control number included with this proxy and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 15, 2023. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06324-P87563

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**SOUTH PLAINS FINANCIAL, INC.**

**The Board of Directors recommends you vote "FOR" the following proposals:**

**Nominees:**

| | For | Against | Abstain |
|---|---|---|---|
| 1a. Richard D. Campbell | ☐ | ☐ | ☐ |
| 1b. LaDana R. Washburn | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

V06325-P87563

**SOUTH PLAINS FINANCIAL, INC.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**IN CONNECTION WITH THE 2023 ANNUAL MEETING OF SHAREHOLDERS May 16, 2023**

The undersigned shareholder(s) hereby appoint(s) Curtis C. Griffith and Cory T. Newsom, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of South Plains Financial, Inc. that the undersigned shareholder(s) is/are entitled to vote at the 2023 Annual Meeting of Shareholders to be held solely by means of remote communications at 2:00 p.m., Central Time, on Tuesday May 16, 2023, and any adjournment(s) or postponement(s) thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE OF THIS PROXY.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**